UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ________________________________________
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
 ________________________________________
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Denali Therapeutics Inc.
(Name of Registrant as Specified In Its Charter)
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DENALI THERAPEUTICS INC.
Dear Stockholder:
I am pleased to invite you to attend the 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of Denali Therapeutics Inc. (“Denali”), which will be held at our principal executive offices, located at 161 Oyster Point Blvd., South San Francisco, California 94080 on May 30, 2019 at 10:30 a.m. Pacific Time. Doors open at 9:30 a.m. Pacific Time.
The attached Notice of Annual Meeting of Stockholders and Proxy Statement contain details of the business to be conducted at the Annual Meeting.
Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to promptly vote and submit your proxy via the Internet, by phone or by mail. If you decide to attend the Annual Meeting, you will be able to vote in person, even if you have previously submitted your proxy.
On behalf of the Board of Directors, I would like to express our appreciation for your interest in Denali.
Sincerely,
Ryan J. Watts, Ph.D.
President and Chief Executive Officer

DENALI THERAPEUTICS INC.
161 Oyster Point Blvd.,
South San Francisco, California 94080
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Time and Date	May 30, 2019 at 10:30 a.m. Pacific Time

Place	Denali Therapeutics Inc., located at 161 Oyster Point Blvd., South San Francisco, California 94080.

Items of Business

•	To elect three directors from the nominees described in this Proxy Statement.

•	To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2019.

•	To transact other business that may properly come before the Annual Meeting.

Record Date	April 11, 2019 (the “Record Date”). Only stockholders of record at the close of business on the Record Date are entitled to receive notice of, and to vote at, the Annual Meeting.
YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Annual Meeting, we urge you to submit your vote via the Internet, telephone or mail as soon as possible to ensure your shares are represented. For additional instructions for each of these voting options, please refer to the proxy card. Returning the proxy does not deprive you of your right to attend the Annual Meeting and to vote your shares at the Annual Meeting. The Proxy Statement explains proxy voting and the matters to be voted on in more detail.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on May 30, 2019. Our proxy materials, including the Proxy Statement and Annual Report to Stockholders, are being made available on or about April 18, 2019 on our website at https://denalitherapeutics.com/investors in the SEC Filings section of our Investors & Media Relations web page, as well at the following website: http://www.astproxyportal.com/ast/21888. We are providing access to our proxy materials over the Internet under the rules adopted by the U.S. Securities and Exchange Commission.

By order of the Board of Directors,

Ryan J. Watts, Ph.D.
President, Chief Executive Officer and Director
South San Francisco, California

April 18, 2019

Your vote is important. To vote your shares, please follow the instructions in the Notice of Internet Availability of Proxy Materials, which is being mailed to you on or about April 18, 2019.

-i-

DENALI THERAPEUTICS INC.
PROXY STATEMENT
FOR 2019 ANNUAL MEETING OF STOCKHOLDERS
To Be Held at 10:30 a.m. Pacific Time on May 30, 2019
This proxy statement and form of proxy are furnished in connection with the solicitation of proxies by our board of directors (the “Board”) for use at our 2019 Annual Meeting of Stockholders (the “Annual Meeting”), and any postponements, adjournments or continuations thereof. The Annual Meeting will be held on May 30, 2019 at 10:30 a.m. Pacific Time, at our principal executive offices, located at 161 Oyster Point Blvd., South San Francisco, California 94080. The Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access this proxy statement and our annual report is first being mailed on or about April 18, 2019 to all stockholders entitled to vote at the Annual Meeting. If you receive a Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request these materials.
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
The information provided in the “question and answer” format below addresses certain frequently asked questions but is not intended to be a summary of all matters contained in this proxy statement. Please read the entire proxy statement carefully before voting your shares.
Why am I receiving these materials?
The Board is providing these proxy materials to you in connection with the Board’s solicitation of proxies for use at Denali’s Annual Meeting, which will take place on May 30, 2019. Stockholders are invited to attend the Annual Meeting and are requested to vote on the proposals described in this Proxy Statement.
All stockholders will have the ability to access the proxy materials via the Internet, including this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2018 (the “Annual Report”), as filed with the U.S. Securities and Exchange Commission (the "SEC") on March 12, 2019. The Notice includes information on how to access the proxy materials, how to submit your vote over the Internet, by phone or how to request a paper copy of the proxy materials. This Proxy Statement and the Annual Report are available at http://www.astproxyportal.com/ast/21888.
What proposals will be voted on at the Annual Meeting?
There are two proposals scheduled to be voted on at the Annual Meeting:

•	the election of three Class II directors to hold office until the 2022 annual meeting of stockholders or until their successors are duly elected and qualified; and

•	the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2019.
As of the date this Proxy Statement, our management and board of directors were not aware of any other matters to be presented at the Annual Meeting other than those set forth in this Proxy Statement and in the notice accompanying this Proxy Statement.

How does our board of directors recommend that I vote?
Our board of directors recommends that you vote:

•	FOR the election of each of the three directors nominated by the Board and named in this proxy statement as Class II directors to serve for a three-year term; and

•	FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2019.
Who is entitled to vote at the Annual Meeting?
Holders of our common stock at the close of business on April 11, 2019, the record date for the Annual Meeting (the “Record Date”), are entitled to notice of and to vote at the Annual Meeting. Each stockholder is entitled to one vote for each share of our common stock held as of the Record Date. As of the Record Date, there were 95,437,937 shares of common stock outstanding and entitled to vote. Stockholders are not permitted to cumulate votes with respect to the election of directors. The shares you are entitled to vote include shares that are (1) held of record directly in your name, and (2) held for you as the beneficial owner through a stockbroker, bank or other nominee.
What is the difference between holding shares as a stockholder of record and as a beneficial owner?
Stockholder of Record: Shares Registered in Your Name. If, at the close of business on the Record Date, your shares were registered directly in your name with American Stock Transfer & Trust Company, LLC, our transfer agent, then you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Annual Meeting.
Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee. If, at the close of business on the Record Date, your shares were held, not in your name, but rather in a stock brokerage account or by a bank or other nominee on your behalf, then you are considered the beneficial owner of shares held in “street name.” As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote your shares by following the voting instructions your broker, bank or other nominee provides. If you do not provide your broker, bank or other nominee with instructions on how to vote your shares, your broker, bank or other nominee may, in its discretion, vote your shares with respect to routine matters but may not vote your shares with respect to any non-routine matters. For additional information, see “What if I do not specify how my shares are to be voted?” below.
Do I have to do anything in advance if I plan to attend the Annual Meeting in person?
Stockholder of Record: Shares Registered in Your Name. If you were a stockholder of record at the close of business on the Record Date, you do not need to do anything in advance to attend and/or vote your shares in person at the Annual Meeting, but you will need to present government-issued photo identification for entrance to the Annual Meeting.
Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee. If you were a beneficial owner at the close of business on the Record Date, you may not vote your shares in person at the Annual Meeting unless you obtain a “legal proxy” from your broker, bank or other nominee who is the stockholder of record with respect to your shares. You may still attend the Annual Meeting even if you do not have a legal proxy. For entrance to the Annual Meeting, you will need to provide proof of beneficial ownership as of the Record Date, such as the notice or voting instructions you received from your broker, bank or other nominee or a brokerage statement reflecting your ownership of shares as of the Record Date, and also present government-issued photo identification.
Please note that no cameras, recording equipment, large bags, briefcases or packages will be permitted in the Annual Meeting.

How do I vote and what are the voting deadlines?
Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record, you can vote in one of the following ways:

•
You may vote via the Internet. To vote via the Internet, go to http://www.voteproxy.com to complete an electronic proxy card. You will be asked to provide the control number from the proxy card you receive. Your vote must be received by 11:59 p.m. Eastern Time on May 29, 2019 to be counted. If you vote via the Internet, you do not need to return a proxy card by mail.

•
You may vote by telephone. To vote by telephone, dial toll-free 1-800-PROXIES (1-800-776-9437) in the United States and Canada or 1-718-921-8500 from countries outside the United States and Canada and follow the recorded instructions. You will be asked to provide the control number from the proxy card. Your vote must be received by 11:59 p.m. Eastern Time on May 29, 2019 to be counted. If you vote by telephone, you do not need to return a proxy card by mail.

•
You may vote by mail. To vote by mail using the proxy card (if you requested paper copies of the proxy materials to be mailed to you), you need to complete, date and sign the proxy card and return it promptly by mail in the envelope to be provided so that it is received no later than May 29, 2019. The persons named in the proxy card will vote the shares you own in accordance with your instructions on the proxy card you mail. If you return the proxy card, but do not give any instructions on a particular matter to be voted on at the Annual Meeting, the persons named in the proxy card will vote the shares you own in accordance with the recommendations of the Board. The Board recommends that you vote FOR the election of each of the three directors nominated by the Board and named in this proxy statement as Class II directors to serve for a three-year term and FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2019.

•
You may vote in person. If you plan to attend the Annual Meeting, you may vote by delivering your completed proxy card in person or by completing and submitting a ballot, which will be provided at the Annual Meeting.

Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee. If you are the beneficial owner of shares held of record by a broker, bank or other nominee, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to instruct your broker, bank or other nominee how to vote your shares. The availability of Internet and telephone voting options will depend on the voting process of your broker, bank or other nominee. As discussed above, if you are a beneficial owner, you may not vote your shares in person at the Annual Meeting unless you obtain a legal proxy from your broker, bank or other nominee.
Can I change my vote or revoke my proxy?
Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record, you may revoke your proxy or change your proxy instructions at any time before your proxy is voted at the Annual Meeting by:

•	entering a new vote by Internet or telephone;

•	signing and returning a new proxy card with a later date;

•	delivering a written revocation to our Secretary at Denali Therapeutics Inc., 161 Oyster Point Blvd., South San Francisco, California 94080, by 11:59 p.m. Eastern Time on May 29, 2019; or

•	attending the Annual Meeting and voting in person.
Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee. If you are the beneficial owner of your shares, you must contact the broker, bank or other nominee holding your shares and follow their instructions to change your vote or revoke your proxy.
What is the effect of giving a proxy?
Proxies are solicited by and on behalf of our board of directors. The persons named in the proxy have been designated as proxy holders by our board of directors. When a proxy is properly dated, executed and returned, the shares represented by the proxy will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our board of directors. If any matters not described in this proxy statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is postponed or adjourned, the proxy holders can vote your shares on the new meeting date, unless you have properly revoked your proxy, as described above.
What if I do not specify how my shares are to be voted?
Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record and you submit a proxy but you do not provide voting instructions, your shares will be voted:

•	FOR the election of each of the three directors nominated by the Board and named in this proxy statement as Class II directors to serve for a three-year term (Proposal No. 1);

•	FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2019 (Proposal No. 2); and

•	In the discretion of the named proxy holders regarding any other matters properly presented for a vote at the Annual Meeting.
Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee. If you are a beneficial owner and you do not provide your broker, bank or other nominee that holds your shares with voting instructions, then your broker, bank or other nominee will determine if it has discretion to vote on each matter. Brokers do not have discretion to vote on non-routine matters. Proposal No. 1 (election of directors) is a non-routine matter, while Proposal No. 2 (ratification of appointment of independent registered public accounting firm) is a routine matter. As a result, if you do not provide voting instructions to your broker, bank or other nominee, then your broker, bank or other nominee may not vote your shares with respect to Proposal No. 1, which would result in a “broker non-vote,” but may, in its discretion, vote your shares with respect to Proposal No. 2. For additional information regarding broker non-votes, see “What are the effects of abstentions and broker non-votes?” below.

What are the effects of abstentions and broker non-votes?
An abstention represents a stockholder’s affirmative choice to decline to vote on a proposal. If a stockholder indicates on its proxy card that it wishes to abstain from voting its shares, or if a broker, bank or other nominee holding its customers’ shares of record causes abstentions to be recorded for shares, these shares will be considered present and entitled to vote at the Annual Meeting. As a result, abstentions will be counted for purposes of determining the presence or absence of a quorum and will also count as votes against a proposal in cases where approval of the proposal requires the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting (e.g., Proposal No. 2). However, because the outcome of Proposal No. 1 (election of directors) will be determined by a plurality vote, abstentions will have no impact on the outcome of such proposal as long as a quorum exists.
A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker, bank or other nominee does not have discretionary voting power with respect to such proposal and has not received voting instructions from the beneficial owner of the shares. Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Annual Meeting but will not be counted for purposes of determining the number of votes cast. Therefore, a broker non-vote will make a quorum more readily attainable but will not otherwise affect the outcome of the vote on any proposal.
What is a quorum?
A quorum is the minimum number of shares required to be present at the Annual Meeting for the meeting to be properly held under our bylaws and Delaware law. A majority of the shares of common stock outstanding and entitled to vote, in person or by proxy, constitutes a quorum for the transaction of business at the Annual Meeting. As noted above, as of the Record Date, there were a total of 95,437,937 shares of common stock outstanding, which means that 47,718,970 shares of common stock must be represented in person or by proxy at the Annual Meeting to have a quorum. If there is no quorum, a majority of the shares present at the Annual Meeting may adjourn the meeting to a later date.
How many votes are needed for approval of each proposal?

•
Proposal No. 1: The election of Class II directors requires a plurality vote of the shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote thereon to be approved. This means that the three nominees who receive the most FOR votes will be elected. You may (i) vote FOR all nominees, (ii) WITHHOLD your vote as to all nominees, or (iii) vote FOR all nominees except for those specific nominees from whom you WITHHOLD your vote. Any shares not voted FOR a particular nominee (whether as a result of voting withheld or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the election. If you WITHHOLD your vote as to all nominees, you will be deemed to have abstained from voting on Proposal No. 1, and such abstention will have no effect on the outcome of the proposal.

•
Proposal No. 2: The ratification of the appointment of Ernst & Young LLP requires an affirmative vote of a majority of the shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote thereon to be approved. You may vote FOR, AGAINST or ABSTAIN. If you ABSTAIN from voting on Proposal No. 2, the abstention will have the same effect as a vote AGAINST the proposal.

How are proxies solicited for the Annual Meeting and who is paying for such solicitation?
Our board of directors is soliciting proxies for use at the Annual Meeting by means of the proxy materials. We will bear the entire cost of proxy solicitation, including the preparation, assembly, printing, mailing and distribution of the proxy materials. Copies of solicitation materials will also be made available upon request to brokers, banks and other nominees to forward to the beneficial owners of the shares held of record by such brokers, banks or other nominees. The original solicitation of proxies may be supplemented by solicitation by telephone, electronic communication, or other means by our directors, officers, employees or agents. No additional compensation will be paid to these individuals for any such services, although we may reimburse such individuals for their reasonable out-of-pocket expenses in connection with such solicitation. We do not plan to retain a proxy solicitor to assist in the solicitation of proxies.
If you choose to access the proxy materials and/or vote over the Internet, you are responsible for Internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur.
What does it mean if I received more than one Notice?
If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each Notice to ensure that all of your shares are voted.
Is my vote confidential?
Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Denali or to third parties, except as necessary to meet applicable legal requirements, to allow for the tabulation of votes and certification of the vote, or to facilitate a successful proxy solicitation.
I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?
We have adopted an SEC-approved procedure called “householding,” which has been approved by the SEC. Under this procedure, we will deliver only one copy of our Notice of Internet Availability of Proxy Materials, and for those stockholders that received a paper copy of proxy materials in the mail, one copy of our annual report to stockholders and this proxy statement, to multiple stockholders who share the same address (if they appear to be members of the same family) unless we have received contrary instructions from an affected stockholder. Stockholders who participate in householding will continue to receive separate proxy cards if they received a paper copy of proxy materials in the mail. This procedure reduces our printing and mailing costs. Upon written or oral request, we will promptly deliver a separate copy of the proxy materials and annual report to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy, or, if you are receiving multiple copies, to request that we only send a single copy of next year’s proxy materials and annual report, you may contact us as follows:
Denali Therapeutics Inc.
Attention: Secretary
161 Oyster Point Blvd.,
South San Francisco, California 94080
(650) 866-8548
Stockholders who hold shares in street name may contact their brokerage firm, bank, broker-dealer or other nominee to request information about householding.

How can I find out the results of the voting at the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us at that time, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an amendment to the Form 8-K to publish the final results.
What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?
Stockholder Proposals
Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to our Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2020 annual meeting of stockholders, our Secretary must receive the written proposal at our principal executive offices not later than December 20, 2019. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Stockholder proposals should be addressed to:
Denali Therapeutics Inc.
Attention: Secretary
161 Oyster Point Blvd.,
South San Francisco, California 94080
(650) 866-8548
Our bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. Our bylaws provide that the only business that may be conducted at an annual meeting is business that is (i) specified in our proxy materials with respect to such meeting, (ii) otherwise properly brought before the annual meeting by or at the direction of our board of directors, or (iii) properly brought before the annual meeting by a stockholder of record entitled to vote at the annual meeting who has delivered timely written notice to our Secretary, which notice must contain the information specified in our bylaws. To be timely for our 2020 annual meeting of stockholders, our Secretary must receive the written notice at our principal executive offices:

•	not earlier than February 3, 2020; and

•	not later than March 4, 2020.
In the event that we hold our 2020 annual meeting of stockholders more than 30 days before or more than 60 days after the first anniversary of the date of the Annual Meeting, then notice of a stockholder proposal that is not intended to be included in our proxy statement must be received no earlier than the close of business on the 120th day before such annual meeting and no later than the close of business on the later of the following two dates:

•	the 90th day prior to such annual meeting; or

•	the 10th day following the day on which public announcement of the date of such annual meeting is first made.
If a stockholder who has notified us of his, her or its intention to present a proposal at an annual meeting does not appear to present his, her or its proposal at such annual meeting, we are not required to present the proposal for a vote at such annual meeting.

Nomination of Director Candidates
You may propose director candidates for consideration by our corporate governance and nominating committee. Any such recommendations should include the nominee’s name and qualifications for membership on our board of directors and should be directed to our Secretary at the address set forth above. For additional information regarding stockholder recommendations for director candidates, see “Board of Directors and Corporate Governance—Stockholder Recommendations for Nominations to the Board of Directors.”
In addition, our bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by our bylaws. In addition, the stockholder must give timely notice to our Secretary in accordance with our bylaws, which, in general, require that the notice be received by our Secretary within the time period described above under “Stockholder Proposals” for stockholder proposals that are not intended to be included in a proxy statement.
Availability of Bylaws
A copy of our bylaws may be obtained by accessing our public filings on the SEC’s website at www.sec.gov. You may also contact our Secretary at our principal executive office for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
Our business affairs are managed under the direction of our board of directors, which is currently comprised of nine (9) members. Eight (8) of our nine (9) directors are independent within the meaning of the independent director requirements of NASDAQ. Our board of directors is divided into three classes with staggered three-year terms. At each annual meeting of stockholders, a class of directors will be elected for a three-year term to succeed the same class whose term is then expiring.
Upon the recommendation of our corporate governance and nominating committee, we are nominating Peter Klein, Robert Nelsen and Vicki Sato, Ph.D. If elected, Mr. Klein, Mr. Nelsen and Dr. Sato will each hold office for a three-year term until the annual meeting of stockholders to be held in 2022 or until their successors are duly elected and qualified.
The following table sets forth the names, ages as of March 31, 2019 and certain other information for each of the directors with terms expiring at the Annual Meeting (who are also nominees for election as a director at the Annual Meeting) and for each of the continuing directors:

Name	Class	Age	Position	Director Since	Current Term Expires	Expiration of Term For Which Nominated
1. Director Nominees
Peter Klein(1)	II	56	Director	2018	2019	2022
Robert Nelsen(2)	II	55	Director	2015	2019	2022
Vicki Sato, Ph.D.(3)	II	70	Chairperson of the Board	2015	2019	2022

2. Continuing Directors
Douglas Cole, M.D.(1)	I	58	Director	2015	2021	—
Jay Flatley(1)(2)	I	66	Director	2015	2021	—
Marc Tessier-Lavigne, Ph.D.(2)	I	59	Director	2015	2021	—
David Schenkein, M.D.(3)	III	61	Director	2015	2020	—
Jennifer Cook(3)	III	53	Director	2018	2020	—
Ryan J. Watts, Ph.D.	III	43	President, Chief Executive Officer and Director	2015	2020	—

(1)	Member of our audit committee

(2)	Member of our compensation committee

(3)	Member of our corporate governance and nominating committee
Nominees for Director
Peter Klein has served as a member of our board of directors since March 2018. Mr. Klein served as Chief Financial Officer of William Morris Endeavor Entertainment, LLC (“WME”), a marketing firm, from January 2014 to June 2014. Prior to joining WME, Mr. Klein spent over 11 years at Microsoft Corporation, including serving as Chief Financial Officer from November 2009 until May 2013. Mr. Klein currently serves on the boards of directors of F5 Networks Inc., a software company, and Apptio, Inc., a software company. Mr. Klein holds a B.A. in history from Yale University and an M.B.A. from the University of Washington.
We believe Mr. Klein’s extensive experience as a senior finance executive, including as the chief financial officer of one of the world’s largest software companies, qualifies him to serve on our board.

Robert Nelsen has served as a member of our board of directors since May 2015. Mr. Nelsen has served as a Co-founder and Managing Director of ARCH Venture Partners, a venture capital firm focused on early-stage technology companies, or its affiliated entities, since 1986. Mr. Nelsen is a director of Sienna Biopharmaceuticals and Syros Pharmaceuticals, along with certain private companies. Previously, Mr. Nelsen served on the boards of directors of Agios Pharmaceuticals, KYTHERA Biopharmaceuticals, Adolor Corporation, Illumina, Fate Therapeutics, deCODE genetics, NeurogesX, Bellerophon Therapeutics, Sage Therapeutics, Juno Therapeutics and Caliper Life Sciences. He also previously served as trustee of Fred Hutchinson Cancer Research Center. Mr. Nelsen received his M.B.A. from the University of Chicago and his B.S. degrees from the University of Puget Sound with majors in economics and biology.
We believe Mr. Nelsen is qualified to serve on our board of directors because of his experience as a venture capitalist building and serving on the boards of directors of many public and private emerging companies, including biotechnology companies.
Vicki Sato, Ph.D. has served as a member of our board of directors since April 2015 and as Chairperson of our board of directors since August 2016. From September 2006 until July 2017, Dr. Sato served as a professor of management practice at Harvard Business School. From July 2005 until October 2015, she also had an appointment as Professor of the Practice in the Department of Molecular and Cell Biology at Harvard University. From September 2000 to May 2005, Dr. Sato served as the President of Vertex Pharmaceuticals, a pharmaceutical company, with general management responsibility for business and corporate development, commercial operations, legal and finance, in addition to research and development. From 1992 until 2000, she served as the Chief Scientific Officer and Senior Vice President of Research and Development of Vertex Pharmaceuticals. Dr. Sato joined Vertex Pharmaceuticals in 1992, after serving as Vice President of Research at Biogen, a biotechnology company, where she also served as a member of the Scientific Board. Dr. Sato serves on the boards of directors of Bristol Myers Squibb, Syros Pharmaceuticals and BorgWarner. She previously served on the board of directors of PerkinElmer until April 2017. Dr. Sato received her A.M. and Ph.D. degrees from Harvard University and her A.B. in biology from Radcliffe College.
We believe Dr. Sato is qualified to serve on our board of directors because of her extensive industry experience and leadership experience as a senior executive and director of several life sciences companies.
Continuing Directors
Douglas Cole, M.D. has served as a member of our board of directors since May 2015. Dr. Cole joined Flagship Pioneering, which conceives, creates, resources and develops first-in-category life sciences companies, in 2001, and is currently a Managing Partner focused on life science investments. Dr. Cole currently serves on the board of directors of Quanterix Corporation, a public company digitalizing bio marker analysis to advance the science of precision health, and serves on the board of directors of a number of private companies. Previously, Dr. Cole served on the boards of directors of a number of public companies including Agios Pharmaceuticals, Receptos, AVEO Pharmaceuticals, Editas Medicine, Tetraphase Pharmaceuticals and Concert Pharmaceuticals. Dr. Cole received his M.D. from the University of Pennsylvania School of Medicine and his B.A. in english from Dartmouth College.
We believe Dr. Cole is qualified to serve on our board of directors because of his substantial experience as a venture capital investor in emerging life sciences companies, as well as his experience serving on the boards of directors for several life sciences companies.

Jay Flatley has served as a member of our board of directors since April 2015. Since July 2016, Mr. Flatley has served as the Executive Chairman of the board of directors of Illumina, a public company focused on sequencing- and array-based solutions for genetic analysis. From January 2016 to July 2016, he served as Illumina’s Chairman and has served as a member of its board of directors since October 1999. From December 2013 to July 2016, Mr. Flatley served as the Chief Executive Officer of Illumina and as the President and Chief Executive Officer from October 1999 to December 2013. Prior to joining Illumina, Mr. Flatley was co-founder, President, Chief Executive Officer, and a director of Molecular Dynamics, a life sciences company focused on genetic discovery and analysis, from July 1994 until its sale to Amersham Pharmacia Biotech in September 1998. Mr. Flatley is an advisory board member for U.C. San Diego’s Moore Cancer Center, serves on the board of trustees of the Salk Institute and on the board of directors at Coherent, a photonics manufacturing company, and at Illumina, a gene technology company, and previously served on the board of directors of Juno Therapeutics. Mr. Flatley received his B.S. and M.S. in industrial engineering from Stanford University and his B.A. in economics from Claremont McKenna College.
We believe Mr. Flatley is qualified to serve on our board of directors because of his extensive background in the life sciences industry and leadership experience as a senior executive of companies in the life sciences industry.
Marc Tessier-Lavigne, Ph.D. is one of our co-founders and has served as a member of our board of directors since March 2015. From March 2015 to August 2016, Dr. Tessier-Lavigne served as the Chairman of our board of directors. Since September 2016, Dr. Tessier-Lavigne has served as President of Stanford University. From March 2011 to September 2016, he served as President of the Rockefeller University, as well as professor and head of the Laboratory of Brain Development and Repair. From September 2003 to March 2011, Dr. Tessier-Lavigne served in positions of increasing responsibility at Genentech, where in 2009 he was named Executive Vice President for Research and Chief Scientific Officer. He currently serves on the board of directors of Regeneron Pharmaceuticals. Previously, he served on the boards of directors of Pfizer, Juno Therapeutics and Agios Pharmaceuticals. Dr. Tessier-Lavigne received his Ph.D. in neurophysiology from University College London, his B.A. in philosophy and physiology from Oxford University and his B.Sc. in physics from McGill University. He conducted postdoctoral work at the MRC Developmental Neurobiology Unit in London and at Columbia University.
We believe Dr. Tessier-Lavigne is qualified to serve on our board of directors because of his pioneering research, scientific knowledge, experience as one of our co-founders, service on boards of directors of public companies in the life sciences industry and leadership in the biotechnology industry.
David Schenkein, M.D. has served as a member of our board of directors since April 2015. Dr. Schenkein is currently a general partner in GV (Google Ventures). He is also Executive Chairman of the board of directors of Agios Pharmaceuticals, a pharmaceuticals company. Previously, Dr. Schenkein served as President and Chief Executive Officer of Agios Pharmaceuticals from August 2009 to February 2019. From April 2006 to July 2009, Dr. Schenkein served as a Senior Vice President of Oncology Development at Genentech. Dr. Schenkein currently serves on the boards of directors of Agios Pharmaceuticals and bluebird bio. Previously, Dr. Schenkein served on the board of directors of Foundation Medicine. He also currently serves as an adjunct attending physician in hematology at Tufts Medical Center. Dr. Schenkein received his M.D. from the State University of New York Upstate Medical School and his B.A. in chemistry from Wesleyan University.
We believe that Dr. Schenkein is qualified to serve on our board of directors because of his extensive background in the biotechnology industry and leadership experience as a senior executive and director of biotechnology companies.

Jennifer Cook has served on our board of directors since November 2018. Since January 2018 Ms. Cook has served as the Chief Executive Officer of GRAIL. Previously, Ms. Cook was at Roche Pharmaceuticals and Genentech, where she held a number of senior management positions; from January 2017 to December 2017, Ms. Cook served as Senior Vice President, Global Head of Clinical Operations for Roche Pharmaceuticals; from September 2013 to December 2016, Ms. Cook served as Head of Region Europe Pharma for Roche Pharmaceuticals; and from July 2010 to September 2013, Ms. Cook served as the Senior Vice President, Business Unit Head Immunology and Ophthalmology for Genentech. Ms. Cook holds a B.A. in human biology and an M.S. in biology from Stanford University, as well as an M.B.A. from the Haas School of Business at University of California, Berkeley.
We believe Ms. Cook’s extensive experience as a senior management executive of healthcare and biotechnology companies, including as the senior vice president of one of the world’s largest healthcare companies, qualifies her to serve on our board of directors.
Ryan J. Watts, Ph.D. is one of our co-founders and has served as a member of our board of directors since March 2015 and as our President and Chief Executive Officer since August 2015. From March 2015 to August 2015, Dr. Watts acted as our interim President, Chief Scientific Officer and Head of Research and Development. Dr. Watts co-founded and joined Denali from Genentech, a biotechnology company, where he held various research and leadership roles of increasing responsibility between 2004 and 2015; from 2013 to February 2015, Dr. Watts served as Director of the Department of Neuroscience; from 2010 to 2013, Dr. Watts served as Associate Director of the Department of Neuroscience; and from 2004 to 2010, Dr. Watts led or served on numerous research and early development teams. In addition, Dr. Watts led Genentech’s blood-brain barrier team between 2009 and 2015, and he served as Chair of the Joint Research Committee with AC Immune between 2006 and 2010 (program currently in Phase 3) and between 2012 and 2014 (program currently in Phase 1). Dr. Watts received his Ph.D. in biological sciences from Stanford University and his B.S. in biology from the University of Utah. Dr. Watts has authored and co-authored more than 60 scientific papers and has been an invited peer reviewer in numerous publications including Cell, Nature Biotechnology, Nature Medicine, Neuron, Science and Science Translational Medicine.
We believe Dr. Watts is qualified to serve on our board of directors because of the perspective and experience he provides as one of our co-founders and as our President and Chief Executive Officer, as well as his broad experience within the pharmaceutical industry, particularly in the area of neuroscience and drug discovery and development.
Director Independence
Our common stock is listed on The NASDAQ Global Select Market. Under the rules of NASDAQ, independent directors must comprise a majority of a listed company’s board of directors within a specified period after the completion of our initial public offering. In addition, the rules of NASDAQ require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and governance committees be independent. Audit committee members and compensation committee members must also satisfy the independence criteria set forth in Rule 10A-3 and Rule 10C-1, respectively, under the Exchange Act. Under the rules of NASDAQ, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
To be considered independent for purposes of Rule 10A-3 and under the rules of NASDAQ, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of our audit committee, our board of directors, or any other board committee: (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or (2) be an affiliated person of the listed company or any of its subsidiaries.

To be considered independent for purposes of Rule 10C-1 and under the rules of NASDAQ, the board of directors must affirmatively determine that the member of the compensation committee is independent, including a consideration of all factors specifically relevant to determining whether the director has a relationship to the company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: (i) the source of compensation of such director, including any consulting, advisory or other compensatory fee paid by the company to such director; and (ii) whether such director is affiliated with the company, a subsidiary of the company or an affiliate of a subsidiary of the company.
Our board of directors has undertaken a review of its composition, the composition of its committees and the independence of our directors and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Based upon information requested from and provided by each director concerning his background, employment and affiliations, including family relationships, our board of directors has determined that none of Dr. Cole, Ms. Cook, Messrs. Flatley, Klein, and Nelsen, Dr. Sato, Dr. Schenkein and Dr. Tessier-Lavigne, representing eight of our nine directors, has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, and that each of these directors and the director nominee is “independent” as that term is defined under the rules of NASDAQ. Dr. Watts is not independent under NASDAQ’s independence standards. Our board of directors also determined that Messrs. Klein (chairperson) and Flatley and Dr. Cole, who comprise our audit committee, and Messrs. Flatley and Nelsen and Dr. Tessier-Lavigne, who comprise our compensation committee, satisfy the independence standards for committee members established by applicable SEC rules and the listing standards of NASDAQ.
In making these determinations, our board of directors considered the current and prior relationships that each non-employee director has with our company and all other facts and circumstances our board of directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director, and the transactions involving them described in the section titled “Related Party Transactions.”
There are no family relationships among any of our directors or executive officers.
Board Leadership Structure
Our board of directors is currently chaired by Dr. Sato. As a general policy, our board of directors believes that separation of the positions of Chairperson and Chief Executive Officer reinforces the independence of the board of directors from management, creates an environment that encourages objective oversight of management’s performance and enhances the effectiveness of the board of directors as a whole. As such, Dr. Watts serves as our President and Chief Executive Officer while Dr. Sato serves as our Chairperson of the board of directors but is not an officer. We expect and intend the positions of Chairperson of the board of directors and Chief Executive Officer to continue to be held by two individuals in the future.
Board Meetings and Committees
During 2018, our board of directors held four meetings (including regularly scheduled and special meetings), and each director attended at least 75% of the aggregate of (i) the total number of meetings of our board of directors held during the period for which he or she served as a director and (ii) the total number of meetings held by all committees of our board of directors on which he or she served during the periods that he or she served.
It is the policy of our board of directors to regularly have separate meeting times for independent directors without management. Although we do not have a formal policy regarding attendance by members of our board of directors at annual meetings of stockholders, we encourage, but do not require, our directors to attend.

We have established an audit committee, a compensation committee and a corporate governance and nominating committee. We believe that the composition of these committees will meet the criteria for independence under, and the functioning of these committees comply with the requirements of, the Sarbanes-Oxley Act of 2002, the rules of the NASDAQ Global Select Market, and SEC rules and regulations. We intend to comply with the requirements of the NASDAQ Global Select Market with respect to committee composition of independent directors. Each committee has the composition and responsibilities described below.
Audit Committee
The members of our audit committee are Messrs. Klein and Flatley and Dr. Cole, each of whom is a non-employee member of our board of directors. Mr. Klein serves as the chairperson of our audit committee. All members of our audit committee meet the requirements for independence and financial literacy of audit committee members under current NASDAQ listing standards and SEC rules and regulations. Our audit committee chairperson, Mr. Klein, is our audit committee financial expert, as that term is defined under the SEC rules implementing Section 407 of the Sarbanes-Oxley Act of 2002, and possesses financial sophistication, as defined under NASDAQ listing standards. The responsibilities of our audit committee include, among other things:

•	selecting and hiring the independent registered public accounting firm to audit our financial statements;

•	helping to ensure the independence and performance of the independent registered public accounting firm;

•	pre-approving all audit and non-audit services and fees;

•
reviewing financial statements and discussing with management and the independent registered public accounting firm our annual audited and quarterly consolidated financial statements, the results of the independent audit and the quarterly reviews, and the reports and certifications regarding internal controls over financial reporting and disclosure controls;

•	preparing the audit committee report that the SEC requires to be included in our annual proxy statement;

•	reviewing reports and communications from the independent registered public accounting firm;

•	reviewing the adequacy and effectiveness of our internal controls and disclosure controls and procedures;

•	reviewing our policies on risk assessment and risk management;

•	reviewing related party transactions; and

•
establishing and overseeing procedures for the receipt, retention and treatment of accounting related complaints and the confidential submission by our employees of concerns regarding questionable accounting or auditing matters.

Our audit committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the listing requirements of NASDAQ. A copy of the charter of our audit committee is available on our website at https://denalitherapeutics.com/investors in the Corporate Governance section of our Investors & Media Relations web page. During 2018, our audit committee held six meetings.

Compensation Committee
The members of our compensation committee are Dr. Tessier-Lavigne and Messrs. Flatley and Nelsen. Dr. Tessier-Lavigne serves as the chairperson of our compensation committee. All members of our compensation committee meet the requirements for independence under current NASDAQ listing standards and SEC rules and regulations. Each member of the compensation committee is also a non-employee director, as defined pursuant to Rule 16b-3 promulgated under the Exchange Act. The purpose of our compensation committee is to oversee our compensation policies, plans and benefit programs and to discharge the responsibilities of our board of directors relating to compensation of our executive officers. The responsibilities of our compensation committee include, among other things:

•	overseeing our overall compensation philosophy and compensation policies, plans and benefit programs;

•	reviewing and approving or recommending to the board for approval compensation for our executive officers and directors;

•	preparing the compensation committee report that the SEC will require to be included in our annual proxy statement; and

•	administering our equity compensation plans.
Our compensation committee operates under a written charter that satisfies the listing standards of NASDAQ. A copy of the charter of our compensation committee is available on our website at https://denalitherapeutics.com/investors in the Corporate Governance section of our Investors & Media Relations web page. During 2018, our compensation committee held five meetings.
Corporate Governance and Nominating Committee
The members of our corporate governance and nominating committee are Dr. Sato, Dr. Schenkein and Ms. Cook. Dr. Sato serves as the chairperson of our corporate governance and nominating committee. All members of our corporate governance and nominating committee meet the requirements for independence under current NASDAQ listing standards and SEC rules and regulations. The responsibilities of our corporate governance and nominating committee include, among other things:

•	identifying, evaluating and making recommendations to our board of directors regarding nominees for election to our board of directors and its committees;

•	considering and making recommendations to our board of directors regarding the composition of our board of directors and its committees;

•	reviewing developments in corporate governance practices;

•	evaluating the adequacy of our corporate governance practices and reporting; and

•	evaluating the performance of our board of directors and of individual directors.
Our corporate governance and nominating committee operates under a written charter that satisfies the listing standards of NASDAQ. A copy of the charter of our corporate governance and nominating committee is available on our website at https://denalitherapeutics.com/investors in the Corporate Governance section of our Investors & Media Relations web page. During 2018, our corporate governance and nominating committee held three meetings.

Compensation Committee Interlocks and Insider Participation
During the past fiscal year, Dr. Tessier-Lavigne and Messrs. Flatley and Nelsen served on our compensation committee. None of the members of our compensation committee is or has at any time been an officer or was during 2018 an employee of our company. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee (or other board committee performing equivalent functions) of any entity that has one or more of its executive officers serving on our board of directors or compensation committee.
Considerations in Evaluating Director Nominees
It is the policy of the corporate governance and nominating committee of our board of directors to consider recommendations for candidates to our board of directors from stockholders holding no less than one percent (1%) of the outstanding shares of the Company’s common stock continuously for at least 12 months prior to the date of the submission of the recommendation or nomination.
The corporate governance and nominating committee will use the following procedures to identify and evaluate any individual recommended or offered for nomination to our board of directors:

•
The corporate governance and nominating committee will consider candidates recommended by stockholders in the same manner as candidates recommended to the corporate governance and nominating committee from other sources.

•	In its evaluation of director candidates, including the members of our board of directors eligible for re-election, the corporate governance and nominating committee will consider the following:

•	The current size and composition of our board of directors and the needs of our board of directors and the respective committees of our board of directors.

•
Such factors as character, integrity, judgment, diversity of experience, independence, area of expertise, corporate experience, length of service, potential conflicts of interest, other commitments and the like. The corporate governance and nominating committee evaluates these factors, among others, and does not assign any particular weighting or priority to any of these factors.

•	Other factors that the corporate governance and nominating committee deems appropriate.

•	The corporate governance and nominating committee requires the following minimum qualifications to be satisfied by any nominee for a position on our board of directors:

•	The highest personal and professional ethics and integrity.

•	Proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment.

•	Skills that are complementary to those of the existing board of directors.

•	The ability to assist and support management and make significant contributions to the Company’s success.

•
An understanding of the fiduciary responsibilities that is required of a member of our board of directors and the commitment of time and energy necessary to diligently carry out those responsibilities.

•
If the corporate governance and nominating committee determines that an additional or replacement director is required, the corporate governance and nominating committee may take such measures that it considers appropriate in connection with its evaluation of a director candidate, including candidate interviews, inquiry of the person or persons making the recommendation or nomination, engagement of an outside search firm to gather additional information, or reliance on the knowledge of the members of the corporate governance and nominating committee, our board directors or management.

The corporate governance and nominating committee may propose to our board of directors a candidate recommended or offered for nomination by a stockholder as a nominee for election to our board of directors. In the future, the corporate governance and nominating committee may pay fees to third parties to assist in identifying or evaluating director candidates.
Stockholder Recommendations for Nominations to the Board of Directors
A stockholder that wants to recommend a candidate for election to our board of directors should direct the recommendation in writing by letter to the Company, attention of the Secretary, at Denali Therapeutics Inc., 161 Oyster Point Blvd., South San Francisco, California 94080. The recommendation must include the candidate’s name, home and business contact information, detailed biographical data, relevant qualifications, a signed letter from the candidate confirming willingness to serve, information regarding any relationships between the candidate and the Company and evidence of the recommending stockholder’s ownership of Company stock. Such recommendations must also include a statement from the recommending stockholder in support of the candidate, particularly within the context of the criteria for board membership, including issues of character, integrity, judgment, diversity of experience, independence, area of expertise, corporate experience, length of service, potential conflicts of interest, other commitments and the like and personal references.
A stockholder that instead desires to nominate a person directly for election to our board of directors at an annual meeting of the stockholders must meet the deadlines and other requirements set forth in Section 2.4 of the Company’s bylaws and the rules and regulations of the Securities and Exchange Commission. Section 2.4 of the Company’s bylaws requires that a stockholder who seeks to nominate a candidate for director must provide a written notice to the Secretary of the Company not later than the 45th day nor earlier than the 75th day before the one-year anniversary of the date on which the corporation first mailed its proxy materials or a notice of availability of proxy materials (whichever is earlier) for the preceding year’s annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or if the date of the annual meeting is advanced by more than 30 days prior to or delayed by more than 60 days after the one-year anniversary of the date of the previous year’s annual meeting, then, for notice by the stockholder to be timely, it must be so received by the secretary not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of (i) the 90th day prior to such annual meeting, or (ii) the 10th day following the day on which Public Announcement (as defined below) of the date of such annual meeting is first made. In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period for the giving of a stockholder’s notice. “Public Announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act, or any successor thereto.

Communications with the Board of Directors
Our board of directors believes that management speaks for Denali Therapeutics Inc. Individual board members may, from time to time, communicate with various constituencies that are involved with the Company, but it is expected that board members would do this with knowledge of management and, in most instances, only at the request of management.
In cases where stockholders and other interested parties wish to communicate directly with our non-management directors, messages can be sent to our Secretary, at Denali Therapeutics Inc., 161 Oyster Point Blvd., South San Francisco, California 94080. Our Secretary monitors these communications and will provide a summary of all received messages to the board of directors at each regularly scheduled meeting of the board of directors. Our board of directors generally meets on a quarterly basis. Where the nature of a communication warrants, our Secretary may determine, in his or her judgment, to obtain the more immediate attention of the appropriate committee of the board or non-management director, of independent advisors or of Company management, as our Secretary considers appropriate.
Our Secretary may decide in the exercise of his or her judgment whether a response to any stockholder or interested party communication is necessary.
This procedure for stockholder and other interested party communications with the non-management directors is administered by the Company’s corporate governance and nominating committee. This procedure does not apply to (a) communications to non-management directors from officers or directors of the Company who are stockholders, (b) stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act or (c) communications to the Audit Committee pursuant to the Complaint Procedures for Accounting and Auditing Matters.
Corporate Governance Guidelines and Code of Business Conduct and Ethics
Our board of directors has adopted Corporate Governance Guidelines. These guidelines address items such as the qualifications and responsibilities of our directors and director candidates and corporate governance policies and standards applicable to us in general. In addition, our board of directors has adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors, including our Chief Executive Officer, Chief Financial Officer, and other executive and senior financial officers. The full text of our Corporate Governance Guidelines and our Code of Business Conduct and Ethics is posted on our website at https://denalitherapeutics.com/investors in the Corporate Governance section of our Investors & Media Relations web page. We intend to post any amendments to our Code of Business Conduct and Ethics, and any waivers of our Code of Business Conduct and Ethics for directors and executive officers, on the same website.
Role of the Board in Risk Oversight
One of the key functions of our board of directors is informed oversight of our risk management process. Our board of directors does not have a standing risk management committee, but rather administers this oversight function directly through the board of directors as a whole, as well as through its standing committees that address risks inherent in their respective areas of oversight. In particular, our board of directors is responsible for monitoring and assessing strategic risk exposure. Our audit committee is responsible for reviewing and discussing our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies with respect to risk assessment and risk management. Our audit committee also monitors compliance with legal and regulatory requirements and reviews related party transactions, in addition to oversight of the performance of our external audit function. Our corporate governance and nominating committee monitors the effectiveness of our corporate governance guidelines. Our compensation committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.

Director Compensation
Each non-employee director is eligible to receive compensation for his or her service consisting of annual cash retainers and equity awards under our outside director compensation policy, which was adopted in November 2017 and became effective in connection with the initial public offering of our securities in December 2017. Our outside director compensation policy was crafted in consultation with Radford, an independent consultant, in anticipation of our initial public offering. Radford provided us with competitive data, analysis and recommendations regarding non-employee director compensation. After careful consideration of this information and the scope of the duties and responsibilities of our non-employee directors, our board of directors approved our outside director compensation policy, which we believe provides reasonable compensation to our non-employee directors that is commensurate with their contributions and appropriately aligned with our peers. Our outside director compensation policy has not been amended since its adoption in 2017. We also reimburse our directors for expenses associated with attending meetings of our board of directors and committees of our board of directors.
Pursuant to our outside director compensation policy, all non-employee directors are entitled to receive the following cash compensation for their services:

•	$40,000 per year for service as a board member;

•	$30,000 per year additionally for service as non-executive chairperson of the board;

•	$15,000 per year additionally for service as chairperson of the audit committee;

•	$7,500 per year additionally for service as member of the audit committee (excluding the committee chairperson);

•	$10,000 per year additionally for service as chairperson of the compensation committee;

•	$5,000 per year additionally for service as member of the compensation committee (excluding the committee chairperson);

•	$8,000 per year additionally for service as chairperson of the corporate governance and nominating committee;

•	$4,000 per year additionally for service as member of the corporate governance and nominating committee (excluding the committee chairperson);

•	$10,000 per year additionally for service as chairperson of the science and technology committee; and

•	$5,000 per year additionally for service as member of the science and technology committee (excluding the committee chairperson).
All cash payments to non-employee directors who served in the relevant capacity at any point during the immediately preceding prior fiscal quarter will be paid quarterly in arrears on a prorated basis. A non-employee director who served in the relevant capacity during only a portion of the prior fiscal quarter will receive a pro-rated payment of the quarterly payment of the applicable cash retainer.

In addition, nondiscretionary, automatic grants of stock options will be made to our non-employee directors under our outside director compensation policy. Under our 2017 Equity Incentive Plan (“2017 Plan”), no non-employee directors may be granted, in any fiscal year, awards with a grant date fair value (determined in accordance with U.S. generally accepted accounting principles) of more than $1 million, increased to $1.6 million in connection with his or her initial service. Any awards granted to an individual while he or she was an employee, or while he or she was a consultant but not a non-employee director, will not count for purposes of these limitations.
Each non-employee director automatically will be granted an initial award of a nonstatutory stock option to purchase shares of our common stock with a grant date fair value of approximately $600,000 (with the shares covered by the award rounded down to the nearest whole share) effective on the date on which such person first becomes elected as a non-employee director. Such initial award will vest as to 1/4th of the shares subject thereto on the one-year anniversary of the initial award’s grant date and as to 1/48th of the shares subject to the initial award on each monthly anniversary of the date of grant thereafter (and if there is no corresponding day, on the last day of the month), in each case, provided that the non-employee director continues to serve as a non-employee director through the applicable vesting date.
On the date of each annual meeting of stockholders beginning with the Annual Meeting, each non-employee director who, as of such annual meeting date, has served on the board as a director for at least the preceding six months, automatically will be granted a nonstatutory stock option having a grant date fair value of approximately $350,000 (with the shares covered by the award rounded down to the nearest whole share) (the “Annual Award”). Any non-employee director who is not continuing as a director following the applicable annual meeting will not receive an Annual Award with respect to such annual meeting. Subject to the terms of the policy, the Annual Award will vest and become exercisable as to 100% of the shares subject to the Annual Award upon the earlier of the one year anniversary of the grant date or the day prior to our next annual meeting of stockholders occurring after the grant date, in each case, provided that the non-employee director continues to serve as a non-employee director through the applicable vesting date.
Our 2017 Plan provides that in the event of a merger or change in control, as defined in our 2017 Plan, where awards granted to non-employee directors are assumed or substituted for, if on the date of or following such assumption or substitution, the non-employee director’s status as a director or director of the successor corporation, as applicable, is terminated other than upon a voluntary resignation by the non-employee director (unless such resignation is at the request of the acquirer), then each outstanding equity award granted under our 2017 Plan to a non-employee director will fully vest, all restrictions on the shares subject to such award will lapse, and with respect to awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels, and all of the shares subject to such award will become fully exercisable, if applicable, unless specifically provided otherwise under the applicable award agreement or other written agreement with the director.

The following table sets forth information regarding compensation earned by or paid to our non-employee directors during 2018:

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)(2)	Total ($)
Vicki Sato, Ph.D.	$78,000	$350,132	$428,132
Douglas Cole, M.D.	52,500	350,132	402,632
Jennifer Cook	6,217	600,258	606,475
Jay Flatley	54,042	350,132	404,174
Peter Klein	43,694	600,151	643,845
Robert Nelsen	33,750	350,132	383,882
David Schenkein, M.D.	54,000	350,132	404,132
Marc Tessier-Lavigne, Ph.D.	55,000	350,132	405,132

(1)
This column reflects the aggregate grant date fair value of stock options granted during 2018 computed in accordance with the provisions of Accounting Standards Codification (ASC) 718, Compensation—Stock Compensation. The assumptions that we used to calculate these amounts are discussed in Note 11 to our audited consolidated financial statements for the year ended December 31, 2018 included in our Annual Report on Form 10-K for the year ended December 31, 2018. These amounts do not reflect the actual economic value that will be realized by the director upon the vesting of the stock options, the exercise of the stock options, or the sale of the common stock underlying such stock options.

(2)
As of December 31, 2018, our non-employee directors held outstanding options to purchase the number of shares of common stock as follows: Dr. Sato (112,495 shares); Dr. Cole (74,995 shares); Ms. Cook (50,044), Mr. Flatley (74,995 shares); Mr. Klein (37,954); Mr. Nelsen (74,995 shares); Dr. Schenkein (74,995 shares); and Dr. Tessier-Lavigne (74,995 shares).

For information about the compensation of directors who are also our employees, see “Executive Compensation.”

PROPOSAL NO. 1
ELECTION OF DIRECTORS
Our board of directors is currently composed of nine (9) members. In accordance with our certificate of incorporation, our board of directors is divided into three classes with staggered three-year terms. At the Annual Meeting, three Class II directors will be elected for a three-year term to succeed the same class whose term is then expiring.
Each director’s term continues until the election and qualification of such director’s successor, or such director’s earlier death, resignation, or removal. Any increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of our directors. This classification of our board of directors may have the effect of delaying or preventing changes in control of our company.
Nominees
Our corporate governance and nominating committee has recommended, and our board of directors has approved, Peter Klein, Robert Nelsen and Vicki Sato, Ph.D. as nominees for election as Class II directors at the Annual Meeting. If elected, each of Messrs. Klein and Nelsen and Dr. Sato will serve as Class II directors until the 2022 annual meeting of stockholders or until their successors are duly elected and qualified. Each of the nominees is currently a director of our company. For information concerning the nominees, see “Board of Directors and Corporate Governance.”
If you are a stockholder of record and you sign your proxy card or vote over the Internet or by telephone but do not give instructions with respect to the voting of directors, your shares will be voted FOR the election of Messrs. Klein and Nelsen and Dr. Sato. We expect that Messrs. Klein and Nelsen and Dr. Sato will accept such nomination; however, in the event that a director nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by our board of directors to fill such vacancy. If you are a beneficial owner of shares of our common stock and you do not give voting instructions to your broker, bank or other nominee, then your broker, bank or other nominee will leave your shares unvoted on this matter.
Vote Required
The election of Class II directors requires a plurality vote of the shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote thereon to be approved. Broker non-votes will have no effect on this proposal.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE THREE DIRECTORS NOMINATED BY OUR BOARD OF DIRECTORS AND NAMED IN THIS PROXY STATEMENT AS CLASS II DIRECTORS TO SERVE FOR A THREE-YEAR TERM.

PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our audit committee has appointed Ernst & Young LLP, as our independent registered public accounting firm to audit our consolidated financial statements for our fiscal year ending December 31, 2019. Ernst & Young LLP has served as our independent registered public accounting firm since 2015.
At the Annual Meeting, stockholders are being asked to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2019. Stockholder ratification of the appointment of Ernst & Young LLP is not required by our bylaws or other applicable legal requirements. However, our board of directors is submitting the appointment of Ernst & Young LLP to our stockholders for ratification as a matter of good corporate governance. In the event that this appointment is not ratified by the affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote, such appointment will be reconsidered by our audit committee. Even if the appointment is ratified, our audit committee, in its sole discretion, may appoint another independent registered public accounting firm at any time during our fiscal year ending December 31, 2019 if our audit committee believes that such a change would be in the best interests of Denali and its stockholders. If the appointment is not ratified by our stockholders, the audit committee may reconsider whether it should appoint another independent registered public accounting firm. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she wishes to do so, and is expected to be available to respond to appropriate questions from stockholders.
Fees Paid to the Independent Registered Public Accounting Firm
The following table presents fees for professional audit services and other services rendered to us by Ernst & Young LLP for our fiscal years ended December 31, 2018 and 2017.

	2018	2017
Audit Fees(1)	$824,000	$1,393,000
Audit-Related Fees(2)	25,000	71,000
Tax Fees(3)	10,000	—
All Other Fees(4)	—	—
	$859,000	$1,464,000

(1)
Audit Fees consist of fees billed for professional services performed by Ernst & Young LLP for the audit of our annual consolidated financial statements, the review of interim financial statements, and related services that are normally provided in connection with registration statements, including the registration statement for our initial public offering. Included in the 2017 Audit Fees is $908,000 of fees billed in connection with our initial public offering.

(2)
Audit-Related Fees include fees billed by Ernst & Young LLP for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements.

(3)	Tax Fees consist of fees for professional services, including tax consulting and compliance performed by Ernst & Young LLP.

(4)	There were no Other Fees incurred in 2018 or 2017.
Auditor Independence
In 2018, there were no other professional services provided by Ernst & Young LLP that would have required our audit committee to consider their compatibility with maintaining the independence of Ernst & Young LLP.

Audit Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
Our audit committee has established a policy governing our use of the services of our independent registered public accounting firm. Under the policy, our audit committee is required to pre-approve all audit and permissible non-audit services performed by our independent registered public accounting firm in order to ensure that the provision of such services does not impair such accounting firm’s independence. All fees paid to Ernst & Young LLP for our fiscal years ended December 31, 2017 and 2018 were pre-approved by our audit committee.
Vote Required
The ratification of the appointment of Ernst & Young LLP requires the affirmative vote of a majority of the shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will have the effect of a vote AGAINST the proposal.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR OUR FISCAL YEAR ENDING DECEMBER 31, 2019.

AUDIT COMMITTEE REPORT
The information contained in the following Audit Committee Report shall not be deemed to be soliciting material or to be filed with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that Denali Therapeutics Inc. (the “Company”) specifically incorporates it by reference in such filing.
The audit committee serves as the representative of our board of directors with respect to its oversight of:

•	our accounting and financial reporting processes and the audit of our financial statements;

•	the integrity of our consolidated financial statements;

•	our compliance with legal and regulatory requirements;

•	inquiring about significant risks, reviewing our policies for risk assessment and risk management, and assessing the steps management has taken to control these risks; and

•	the independent registered public accounting firm’s appointment, qualifications and independence.
The audit committee also reviews the performance of our independent registered public accounting firm, Ernst & Young LLP, in the annual audit of our financial statements and in assignments unrelated to the audit, and reviews the independent registered public accounting firm’s fees.
The audit committee is composed of three non-employee directors. Our board of directors has determined that each member of the audit committee is independent and that Mr. Klein qualifies as an “audit committee financial expert” under the SEC rules.
The audit committee provides our board of directors such information and materials as it may deem necessary to make our board of directors aware of financial matters requiring the attention of our board of directors. The audit committee reviews our financial disclosures and meets privately, outside the presence of our management, with our independent registered public accounting firm. In fulfilling its oversight responsibilities, the audit committee reviewed and discussed the audited financial statements in our 2018 Annual Report with management, including a discussion of the quality and substance of the accounting principles, the reasonableness of significant judgments made in connection with the audited financial statements, and the clarity of disclosures in the financial statements. The audit committee reports on these meetings to our board of directors.
The audit committee has reviewed and discussed the Company’s audited consolidated financial statements with management and Ernst & Young LLP, the Company’s independent registered public accounting firm. The audit committee has discussed with Ernst & Young LLP the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, issued by the Public Company Accounting Oversight Board (“PCAOB”).
The audit committee has received and reviewed the written disclosures and the letter from Ernst & Young LLP required by the applicable requirements of the PCAOB regarding Ernst & Young LLP’s communications with the audit committee concerning independence, and has discussed with Ernst & Young LLP its independence. In addition, the audit committee has discussed with Ernst & Young LLP its independence from management and the Company, including matters in the letter from Ernst & Young LLP required by PCAOB Rule 3526, Communication with Audit Committees Concerning Independence, and considered the compatibility of non-audit services with Ernst & Young LLP’s independence.

Based on the review and discussions referred to above, the audit committee recommended to our board of directors that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 for filing with the Securities and Exchange Commission. The audit committee also has selected Ernst & Young LLP as the independent registered public accounting firm for fiscal year 2019. Our board of directors recommends that stockholders ratify this selection at the Annual Meeting.
Respectfully submitted by the members of the audit committee of the board of directors:
Peter Klein (Chairperson)
Jay Flatley
Douglas Cole, M.D.

EXECUTIVE OFFICERS
The following table sets forth certain information about our executive officers and their respective ages as of March 31, 2019. Officers are elected by the board of directors to hold office until their successors are elected and qualified.

Name	Age	Position
Ryan J. Watts, Ph.D.	43	President, Chief Executive Officer and Director
Alexander O. Schuth, M.D.	45	Chief Operating Officer and Secretary
Steve E. Krognes	50	Chief Financial Officer and Treasurer
Carole Ho, M.D.	46	Chief Medical Officer

For the biography of Dr. Watts, see “Board of Directors and Corporate Governance—Continuing Directors.”
Alexander O. Schuth, M.D. is one of our co-founders and has served as our Chief Operating Officer since March 2015 and as Secretary since June 2015. Dr. Schuth co-founded and joined Denali from Genentech, where he held various roles of increasing responsibility between 2005 and 2015; from September 2014 to March 2015, Dr. Schuth served as Head of Technology Innovation and Diagnostics Partnering; from March 2010 to September 2014, Dr. Schuth served as Head of Neuroscience Partnering; from January 2007 to March 2010, Dr. Schuth worked in the business development team; and from August 2005 to January 2007, Dr. Schuth worked as an R&D finance manager. From January 2001 to May 2003, he served as Investment Banking Associate in the equity capital markets group at Merrill Lynch in London. He currently serves on the board of directors of Molecular Health, a privately held biopharmaceutical company. Dr. Schuth received his M.B.A. from The Wharton School of the University of Pennsylvania and his M.D. from the Charite Medical School at the Humboldt University in Berlin, Germany.
Steve E. Krognes has served as our Chief Financial Officer since October 2015 and Treasurer since November 2015. Mr. Krognes joined Denali from Genentech, where he served as Chief Financial Officer and a member of the Executive Committee from April 2009 to September 2015. Mr. Krognes also oversaw Genentech’s Site Services organization between 2011 and 2015, and Genentech’s IT organization between 2009 and 2011. He chaired the Genentech Access to Care Foundation between 2009 and 2015. From January 2004 to April 2009, Mr. Krognes served as Head of Mergers & Acquisitions and a member of the Finance Executive Committee at Roche, a Swiss biotechnology company. From July 2002 to December 2003, Mr. Krognes served as Director of M&A at Danske Bank based in Norway. From April 2000 to June 2002, he served as a Venture Capitalist with Pylonia Ventures, a Swedish venture investments company. Prior to that, Mr. Krognes worked as a consultant at McKinsey and an investment banker at Goldman Sachs, based in London and Boston. Mr. Krognes currently serves as a member of the boards of directors of Corvus Pharmaceuticals, a biopharmaceutical company, RLS Global, a Swedish life science company, and Gritstone Oncology, a biotechnology company. Mr. Krognes served as a board member of the California Life Science Association between 2010 and 2015 and California Academy of Sciences from 2014 to 2018. He received his M.B.A. from Harvard Business School and his B.S. in Economics from The Wharton School of the University of Pennsylvania.

Carole Ho, M.D. has served as our Chief Medical Officer and Head of Development since June 2015. Dr. Ho joined Denali from Genentech, where she held various roles of increasing responsibility between 2007 and 2015; from October 2014 to June 2015, Dr. Ho served as Vice President, Non-Oncology Early Clinical Development; from November 2013 to October 2014, Dr. Ho served as Senior Group Medical Director, Early Clinical Development; from April 2011 to November 2013, Dr. Ho served as Group Medical Director, Early Clinical Development; from June 2009 to April 2011, Dr. Ho served as Group Medical Director Global Product Development (Inflammation); and from October 2007 to June 2009, Dr. Ho served as Medical Director, Early Clinical Development. From November 2006 to October 2007, Dr. Ho served as Associate Medical Director at Johnson & Johnson, a health care products company. From June 2002 to November 2006, she was an instructor in the Department of Neurology and Neurological Sciences at Stanford University. Dr. Ho completed a residency in neurology at Partners Neurology Residency of the Massachusetts General and Brigham and Women’s Hospital and was board certified in neurology and psychiatry between 2004 and 2014. Dr. Ho received her M.D. from Cornell University and her B.S. in Biochemical Sciences from Harvard College.

EXECUTIVE COMPENSATION
Processes and Procedures for Compensation Decisions
Our compensation committee is responsible for the executive compensation programs for our executive officers and reports to our board of directors on its discussions, decisions and other actions. Typically, our Chief Executive Officer makes recommendations to our compensation committee, often attends committee meetings and is involved in the determination of compensation for the respective executive officers who report to him, except that our Chief Executive Officer does not make recommendations as to his own compensation. Our Chief Executive Officer makes recommendations to our compensation committee regarding short- and long-term compensation for all executive officers (other than himself) based on our results, an individual executive officer’s contribution toward these results and performance toward individual goal achievement. Our compensation committee then reviews the recommendations and other data. Our compensation committee makes decisions as to total compensation for each executive officer, although it may instead, in its discretion, make recommendations to our board of directors regarding executive compensation for its approval.
Our compensation committee is authorized to retain the services of one or more executive compensation advisors, as it sees fit, in connection with the establishment of our compensation programs and related policies. Since 2017, our compensation committee has retained Radford, an independent compensation consultant, to provide it with information, recommendations and other advice relating to executive compensation on an ongoing basis. Radford serves at the discretion of our compensation committee. As part of its engagement, Radford assists our compensation committee in developing an appropriate group of peer companies to help us determine the appropriate level of overall compensation for our executive officers, as well as assess each separate element of compensation, with a goal of ensuring that the compensation we offer to our executive officers is competitive and fair.
Our named executive officers for 2018, which consist of our principal executive officer and the next three most highly compensated executive officers, are:

•	Ryan J. Watts, Ph.D., President, Chief Executive Officer and Director;

•	Alexander O. Schuth, M.D., Chief Operating Officer and Secretary;

•	Steve E. Krognes, Chief Financial Officer and Treasurer; and

•	Carole Ho, M.D., Chief Medical Officer.

Summary Compensation Table
The following table provides information regarding the compensation of our named executive officers during the years ended December 31, 2017 and 2018.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	All Other Compensation ($)(4)	Total ($)
Ryan J. Watts, Ph.D.	2018	545,000	524,563	—	4,914,360	—	5,986,614
President and Chief Executive Officer	2017	481,056	374,688	—	497,350	13,769	1,366,863
Alexander O. Schuth, M.D.	2018	400,000	355,000	179,673	2,948,616	18,500	3,903,093
Chief Operating Officer and Secretary	2017	369,008	200,000	—	497,350	10,579	1,076,937
Steve E. Krognes	2018	455,260	393,682	179,673	2,948,616	24,000	4,001,231
Chief Financial Officer and Treasurer	2017	437,750	218,875	—	497,350	12,585	1,166,560
Carole Ho, M.D.	2018	423,124	371,187	179,673	2,948,616	12,869	3,935,469
Chief Medical Officer	2017	406,850	203,425	—	746,025	11,697	1,367,997

(1)	The amounts included in this column reflect bonus payments earned in 2017 and 2018.

(2)
The amounts included in this column reflect the aggregate grant date fair value of restricted stock units granted during 2017 and 2018 based on the closing market price of the Company’s common stock on the date of grant.

(3)
The amounts included in this column reflect the aggregate grant date fair value of stock options granted during 2017 and 2018 computed in accordance with the provisions of Accounting Standards Codification (ASC) 718, Compensation—Stock Compensation. The assumptions that we used to calculate these amounts are discussed in Note 11 to our audited Consolidated Financial Statements for the year ended December 31, 2018 included in our Annual Report on Form 10-K for the year ended December 31, 2018. These amounts do not reflect the actual economic value that will be realized by the named executive officer upon the vesting of the stock options, the exercise of the stock options, or the sale of the common stock underlying such stock options.

(4)	The amounts included in this column reflect the dollar value of employer 401(k) matching contributions paid to each named executive officer.

Outstanding Equity Awards at Fiscal Year-End 2018
The following table provides information regarding equity awards held by our named executive officers as of December 31, 2018.

		Option Awards					Stock Awards
Name	Grant Date(1)	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity incentive awards: number of securities underlying unexercised unearned options (#)	Option Exercise Price ($)(2)	Option Expiration Date	Number of Shares of Stock That Have Not Vested (#)	Market Value of Shares of Stock That Have Not Vested ($)(3)
Ryan J. Watts, Ph.D.	03/13/2015	—	—	—	—	—	102,567(4)	2,119,034
	08/21/2015	—	—	1,245,617(5)	0.68	08/20/2025	—	—
	08/21/2015	—	—	—	—	—	14,242(4)	294,240
	03/08/2017	54,687(6)	70,313	—	5.28	03/07/2027	—	—
	08/22/2017	20,834(7)	41,666	—	9.60	08/21/2027	—	—
	02/26/2018	—	300,000(8)	—	22.16	02/25/2028	—	—
Alexander O. Schuth, M.D.	03/13/2015	—	—	—	—	—	20,513(9)	423,799
	08/21/2015	—	—	249,123(5)	0.68	08/20/2025	—	—
	08/21/2015	—	—	—	—	—	2,847(9)	58,819
	03/08/2017	117,898(10)	—	—	5.28	03/07/2027	—	—
	08/22/2017	14,974(7)	41,667	—	9.60	08/21/2027	—	—
	02/26/2018	—	180,000(8)	—	22.16	02/25/2028	—	—
	08/20/2018	—	—	—	—	—	11,286(11)	179,673
Steve E. Krognes	11/20/2015	—	—	125,000(5)	0.68	11/19/2025	—	—
	11/20/2015	—	—	—	—	—	104,171(12)	2,152,173
	03/08/2017	54,688(6)	70,312	—	5.28	03/07/2027	—	—
	08/22/2017	20,834(7)	41,666	—	9.60	08/21/2027	—	—
	02/26/2018	—	180,000(8)	—	22.16	02/25/2028	—	—
	08/20/2018	—	—	—	—	—	11,286(11)	179,673
Carole Ho, M.D.	08/21/2015	—	—	125,000(5)	0.68	08/20/2025	—	—
	08/21/2015	—	—	—	—	—	31,253(13)	645,687
	07/02/2016	34,895(14)	49,480	—	5.28	07/01/2026	—	—
	03/08/2017	140,625(10)	—	—	5.28	03/07/2027	—	—
	02/26/2018	—	180,000(8)	—	22.16	02/25/2028	—	—
	08/20/2018	—	—	—	—	—	11,286(11)	179,673

(1)	Each of the outstanding equity awards was granted pursuant to our 2015 Stock Incentive Plan (the “2015 Plan”) or the 2017 Plan.

(2)	This column represents the fair value of a share of our common stock on the date of grant, as determined by our board of directors.

(3)
This column represents the fair market value of the shares of our common stock as of December 31, 2018, based on the closing price of our common stock, as reported on the NASDAQ Global Select Market, of $20.66 per share on December 31, 2018.

(4)
One-fourth of the total number of shares subject to each restricted stock grant vested on February 23, 2016, and one thirty-sixth of the remaining shares subject to each restricted stock grant is scheduled to vest monthly thereafter, subject to continued service to us through each such vesting date. In the event of a change of control, the vesting of the shares subject to the restricted stock grants shall be accelerated in part so that the number of shares, if any, that would otherwise have first become vested in the period between the date of change of control and the date on which all but the unvested shares that would have vested in the final 12 months of the vesting period shall have first become vested shall immediately become vested. The remaining number of shares representing the last 12 months of vesting shall continue to vest in accordance with the original vesting schedule within the next 12 months set forth in the award agreement, provided, however, that each such award shall be immediately vested in full if on or within 12 months following the consummation of the change of control, Dr. Watts’ employment with us is terminated without cause by us or by Dr. Watts for good reason, subject to Dr. Watts’ execution of a release of claims in our favor and the terms and conditions of the Severance Plan.

(5)
The shares subject to the option will vest upon certain performance goals being met as follows, in each case subject to the named executive officer’s continued service to us: (a) 50% of the shares subject to the option vest upon (i) the date on which the reported closing price of our common stock on NASDAQ or the New York Stock Exchange (or other national securities exchange) has, for 90 consecutive trading days, equaled or exceeded $40.00 per share (subject to adjustments for any stock split, reverse stock split or certain other changes in capitalization), with the first day of the 90-day measurement period no earlier than June 6, 2018, or (ii) the date on which we close a change of control (as defined in the applicable award agreement) transaction in which the stockholders receive consideration equal to no less than $40.00 per share (subject to adjustments for any stock split, reverse stock split or certain other changes in capitalization) in exchange for the sale of their capital stock and (b) 50% of the shares subject to the option vest upon (i) the date on which the reported closing price of our common stock on NASDAQ or the New York Stock Exchange (or other national securities exchange) has, for 90 consecutive trading days, equaled or exceeded $80.00 per share (subject to adjustments for any stock split, reverse stock split or certain other changes in capitalization), with the first day of the 90-day measurement period no earlier than June 6, 2018, or (ii) the date on which we close a change of control transaction in which the stockholders receive consideration equal to no less than $80.00 per share (subject to adjustments for any stock split, reverse stock split or certain other changes in capitalization) in exchange for the sale of their capital stock.

(6)
One-fourth of the total number of shares subject to the option vested on March 8, 2018, and one thirty-sixth of the remaining shares vest monthly thereafter, subject to continued service to us through each such vesting date.

(7)
One-fourth of the total number of shares subject to the option vested on August 22, 2018, and one thirty-sixth of the remaining shares vest monthly thereafter, subject to continued service to us through each such vesting date.

(8)
One-fourth of the total number of shares subject to the option vested on February 26, 2019, and one thirty-sixth of the remaining shares vest monthly thereafter, subject to continued service to us through each such vesting date.

(9)
The shares subject to each restricted stock grant will vest as follows, in each case subject to Dr. Schuth’s continued service to us: (a) 54.54% of the total number of shares subject to each restricted stock grant, or Tranche 1, vested as to one-fourth of the original number of Tranche 1 shares on March 17, 2016, and then as to 1/36 of the remaining number of shares of Tranche 1 each month thereafter and (b) 45.46% of the total number of shares subject to each restricted stock grant, or Tranche 2, vested on March 17, 2018. In the event of a change of control, the vesting of the shares subject to each restricted stock grant shall be accelerated in part so that the number of shares, if any, that would otherwise have first become vested in the period between the date of change of control and the date on which all but the unvested shares that would have vested in the final 12 months of the vesting period shall have first become vested shall immediately become vested. The remaining number of shares representing the last 12 months of vesting shall continue to vest in accordance with the original vesting schedule within the next 12 months set forth in the award agreement, provided, however, that each such award shall be immediately vested in full if on or within 12 months following the consummation of the change of control, Dr. Schuth’s employment with us is terminated without cause by us or by Dr. Schuth for good reason, subject to Dr. Schuth’s execution of a release of claims in our favor and the terms and conditions of the Severance Plan.

(10)
The option is subject to an early exercise provision and is immediately exercisable for restricted shares. Restricted shares acquired upon the early exercise of options are subject to repurchase by us at the original exercise price, which right lapses pursuant to the option’s vesting schedule. One-fourth of the total number of shares subject to the option vested on March 8, 2018, and one thirty-sixth of the remaining shares vest monthly thereafter, subject to continued service to us through each such vesting date.

(11)
The shares were awarded as restricted stock units and remain subject to our repurchase right in accordance with the vesting schedule of the units. 50% of the shares subjects to the units will vest on August 20, 2019 and the remaining shares will vest on August 20, 2020, subject to continued service to us through each such vesting date.

(12)
The shares were acquired pursuant to an early exercise provision and remain subject to our repurchase right in accordance with the vesting schedule of the options. One-fourth of the total number of shares subject to the option vested on October 1, 2016, and one thirty-sixth of the remaining shares vest monthly thereafter, subject to continued service to us through each such vesting date. In the event of a change of control, the vesting of these shares shall be accelerated in part so that the number of shares, if any, that would otherwise have first become vested in the period between the date of change of control and the date on which all but the unvested shares that would have vested in the final 12 months of the vesting period shall have first become vested shall immediately become vested and exercisable. The remaining number of shares representing the last 12 months of vesting shall continue to vest in accordance with the original vesting schedule within the next 12 months set forth in the equity award agreement, provided however that the shares shall be immediately vested in full if on or within 12 months following the consummation of the change of control, Mr. Krognes’ employment with us is terminated without cause by us or by Mr. Krognes for good reason, subject to Mr. Krognes’ execution of a release of claims in our favor and the terms and conditions of the Severance Plan.

(13)
The shares were acquired pursuant to an early exercise provision and remain subject to our repurchase right in accordance with the vesting schedule of the options. One-fourth of the total number of shares subject to the option vested on June 19, 2016, and one thirty-sixth of the remaining shares vest monthly thereafter, subject to continued service to us through each such vesting date. In the event of a change of control, the vesting of these shares shall be accelerated in part so that the number of shares, if any, that would otherwise have first become vested in the period between the date of change of control and the date on which all but the unvested shares that would have vested in the final 12 months of the vesting period shall have first become vested shall immediately become vested and exercisable. The remaining number of shares representing the last 12 months of vesting shall continue to vest in accordance with the original vesting schedule within the next 12 months set forth in the equity award agreement, provided however that the shares shall be immediately vested in full if on or within 12 months following the consummation of the change of control, Dr. Ho’s employment with us is terminated without cause by us or by Dr. Ho for good reason, subject to Dr. Ho’s execution of a release of claims in our favor and the terms and conditions of the Severance Plan.

(14)
One-fourth of the total number of shares subject to the option vested on July 2, 2017, and one thirty-sixth of the remaining shares vest monthly thereafter, subject to continued service to us through each such vesting date.

Non-Equity Incentive Plan Compensation
In August 2018, after consideration and discussion regarding the Company’s critical retention needs, the excellent performance of our named executive officers, peer group practices and the Company’s overall compensation strategies and philosophy, our compensation committee approved a "peak achievement" bonus program applicable to the Company’s strongest performers. As part of this program, our compensation committee approved peak achievement cash bonus awards of $75,000 for each of our named executive officers, other than Dr. Watts.

In addition, after the end of fiscal 2018, each of our named executive officers was awarded an annual cash bonus for 2018 based on attainment of corporate objectives for 2018.
For fiscal 2018, target bonus amounts for each named executive officer were 55% of base salary for Dr. Watts, and 40% of base salary for each other named executive officer. Bonuses for all employees, including our named executive officers, for fiscal 2018 were allocated from a bonus pool funded based on performance against six high impact Company goals, including related to research and development, business development and financing goals. The bonus pool was expected to be funded between 0% to a maximum of 150% of target funding levels, but the compensation committee had the discretion to go beyond the expected high end of the range. In February 2019, our compensation committee of our board of directors reviewed the progress against the applicable 2018 goals. Based on its assessment of the Company’s stellar (96%) achievement against aggressive performance goals, and on recommendations from management, the compensation committee funded the bonus pool at 175% of target levels. The compensation committee also specifically considered the performance of our named executive officers during 2018, management’s recommendations and, with respect to Dr. Watt's, input of the Board. After such consideration, the compensation committee awarded bonuses to our named executive officers from the bonus pool. The annual bonuses for fiscal 2018 performance to our NEOs were generally commensurate with the funding levels of the bonus pool, and were as follows: $524,563 to Dr. Watts, $280,000 to Dr. Schuth, $318,682 to Mr. Krognes, and $296,187 to Dr. Ho.
Executive Employment Agreements
Ryan J. Watts, Ph.D.
On November 10, 2017, we entered into a confirmatory employment letter with Dr. Watts, our President and Chief Executive Officer. The confirmatory employment letter has no specific term and provides for at-will employment. Dr. Watts’ base salary was $545,000 during 2018 and was subsequently increased to $566,800, effective January 1, 2019, and Dr. Watts is considered annually for a target bonus of 55% of his annual base salary, subject to the terms and conditions of a bonus plan approved by our board of directors. The confirmatory offer letter also provides that we may, in our discretion, grant additional bonus amounts to Dr. Watts.
Alexander O. Schuth, M.D.
On November 10, 2017, we entered into a confirmatory employment letter with Dr. Schuth, our Chief Operating Officer and Secretary. The confirmatory employment letter has no specific term and provides for at-will employment. Dr. Schuth’s base salary was $400,000 during 2018 and was subsequently increased to $428,000, effective January 1, 2019, and Dr. Schuth is considered annually for a target bonus of 40% of his annual base salary, subject to the terms of the applicable bonus plan developed by our chief executive officer and approved by our board of directors. The confirmatory offer letter also provides that we may, in our discretion, grant additional bonus amounts to Dr. Schuth.

Steve E. Krognes
On November 10, 2017, we entered into a confirmatory employment letter with Mr. Krognes, our Chief Financial Officer and Treasurer. The confirmatory employment letter has no specific term and provides for at-will employment. Mr. Krognes’ base salary was $455,260 during 2018 and was subsequently increased to $470,057, effective January 1, 2019, and Mr. Krognes is considered annually for a target bonus of 40% of his annual base salary, subject to the terms of the applicable bonus plan developed by our chief executive officer and approved by our board of directors. The confirmatory employment letter also provides that we may, in our discretion, grant additional bonus amounts to Mr. Krognes.
Carole Ho, M.D.
On November 10, 2017, we entered into a confirmatory employment letter with Dr. Ho, our Chief Medical Officer. The confirmatory employment letter has no specific term and provides for at-will employment. Dr. Ho’s base salary was $423,124 during 2018 and was subsequently increased to $440,000, effective January 1, 2019, and Dr. Ho is considered annually for a target bonus of 40% of her annual base salary, subject to the terms of the applicable bonus plan developed by our chief executive officer and approved by our board of directors. The confirmatory employment letter also provides that we may, in our discretion, grant additional bonus amounts to Dr. Ho.
Potential Payments upon Termination or Change of Control
Our board of directors approved the following change of control and severance benefits for our executive officers (Dr. Watts, Dr. Schuth, Mr. Krognes and Dr. Ho) and other key employees pursuant to our Key Executive Change in Control and Severance Plan (the “Severance Plan”).
If we terminate an executive officer’s employment other than for “cause,” death or “disability” or such participant resigns for “good reason” during the period beginning on a “change in control” (as such terms are defined in the Severance Plan) and ending 12 months following a change in control (the “change in control period”), such executive officer will be eligible to receive the following severance benefits (less applicable tax withholdings):

•
100% (150% for Dr. Watts) of the executive officer’s annual base salary as in effect immediately prior to the termination (or if the termination is due to a resignation for good reason based on a material reduction in base salary, then the executive officer’s annual base salary in effect immediately prior to such reduction) paid over 12 months (18 months for Dr. Watts);

•
A lump sum payment equal to 100% of the annual target bonus the executive officer would otherwise be eligible to receive for the fiscal year in which the termination occurs, assuming achievement of all target levels at 100%;

•
A lump sum cash payment in an aggregate amount equal to 12 months (18 months for Dr. Watts) of the applicable monthly premium cost that the executive officer otherwise would be required to pay to continue qualifying health coverage under COBRA (provided that if the Company determines in its sole discretion that these payments cannot be provided without violating applicable law, these payments will not be made); and

•
100% of the executive officer’s then-outstanding and unvested equity awards that are subject to vest solely on the executive officer’s continued service through the scheduled vesting dates will become vested in full and, if applicable, exercisable.

If we terminate an executive officer’s employment other than for cause, death or disability or such participant resigns for good reason outside of the change in control period, such executive officer will be eligible to receive the following severance benefits (less applicable tax withholdings):

•
75% (100% for Dr. Watts) of the executive officer’s annual base salary as in effect immediately prior to the termination (or if the termination is due to a resignation for good reason based on a material reduction in base salary, then the executive officer’s annual base salary in effect immediately prior to such reduction) paid over 9 months (12 months for Dr. Watts);

•
A lump sum payment equal to the annual target bonus the executive officer would otherwise be eligible to receive for the fiscal year in which the termination occurs, assuming achievement of all annual targets at 100%, prorated for the portion of the year during which the executive officer was employed; and

•
A lump sum cash payment in an aggregate amount equal to 9 months (12 months for Dr. Watts) of the applicable monthly premium cost that the executive officer otherwise would be required to pay to continue qualifying health coverage under COBRA (provided that if the Company determines in its sole discretion that these payments cannot be provided without violating applicable law, these payments will not be made).

To receive the severance benefits upon a qualifying termination, an executive officer must sign and not revoke a form of separation agreement and release of claims in a form reasonably satisfactory to us within the time frame set forth in the Severance Plan and must continue to comply with the provisions of such release and the terms of any confidentiality, proprietary information and inventions agreement and any other written agreement or agreements between the executive officer and us under which the executive officer has a material duty or obligation to us.
In addition, in the event of a change in control, the vesting schedule of any then-outstanding and unvested equity awards that are subject to time-based vesting and were granted to an executive officer prior to the effective date of the Severance Plan, will be accelerated in part so that the number of shares, if any, subject to each such award that would otherwise have first become vested in the period between the date of the consummation of the change in control and the date on which all but the final 12 months of the vesting period will have first become vested will immediately become vested and exercisable, as applicable. The remaining shares subject to each such award will continue to be eligible to vest in accordance with the original vesting schedule within the next 12 months as set forth in the applicable award agreement, and may accelerate in connection with certain terminations of employment, as described above.
If any of the payments provided for under the Severance Plan or otherwise payable to an executive officer would constitute “parachute payments” within the meaning of Section 280G of the Code and would be subject to the related excise tax under Section 4999 of the Code, then the executive officer will be entitled to receive either full payment of benefits or such lesser amount which would result in no portion of the benefits being subject to the excise tax, whichever results in the greater amount of after-tax benefits to him or her. The Severance Plan does not require us to provide any tax gross-up payments to any executive officer.

2017 Equity Incentive Plan and 2015 Stock Incentive Plan
Our 2017 Plan provides that in the event of a merger or change in control, as defined under our 2017 Plan, each outstanding award will be treated as the administrator determines, without a participant’s consent. The administrator is not required to treat all awards, all awards held by a participant or all awards of the same type, similarly. In the event that a successor corporation or its parent or subsidiary does not assume or substitute an equivalent award for any outstanding award, then such award will fully vest, all restrictions on such award will lapse, all performance goals or other vesting criteria applicable to such award will be deemed achieved at 100% of target levels and such award will become fully exercisable, if applicable, for a specified period prior to the transaction, unless specifically provided for otherwise under the applicable award agreement or other written agreement with the participant. The award will then terminate upon the expiration of the specified period of time. If an option or stock appreciation right is not assumed or substituted, the administrator will notify the participant in writing or electronically that such option or stock appreciation right will be exercisable for a period of time determined by the administrator in its sole discretion and the option or stock appreciation right will terminate upon the expiration of such period.
If an outside director’s awards under the 2017 Plan are assumed or substituted for in a merger or change in control and the service of such outside director is terminated on or following a change in control, other than pursuant to a voluntary resignation, his or her options and stock appreciation rights, if any, will vest fully and become immediately exercisable, all restrictions on his or her restricted stock and restricted stock units will lapse and all performance goals or other vesting requirements for his or her performance shares and units will be deemed achieved at 100% of target levels and all other terms and conditions met.
Our 2015 Plan provides that in the event of a merger or other Reorganization Event, as defined under the 2015 Plan, each outstanding award, except restricted stock, will be treated as the administrator determines, including, without limitation, that awards shall be assumed or substituted upon written notice to a participant; that awards will terminate immediately prior to the consummation of the transaction; that awards will become fully exercisable or restrictions applicable to the award will lapse in whole or in part upon the transaction; or, upon a Reorganization Event under which the holders of shares of common stock will receive a cash payment for each share surrendered in the Reorganization Event, that awards will be terminated in exchange for a cash payment equal to the number of shares subject to the award multiplied by the acquisition price minus the exercise, measurement, or purchase price of the award. In addition, in the event of a Reorganization Event that is a liquidation or dissolution, the administrator may provide that awards will be converted into the right to receive liquidation proceeds (if applicable, net of the exercise, measurement or purchase price thereof and applicable tax withholdings). Certain additional restrictions apply to restricted stock units to which Section 409A of the Code apply. On a Reorganization Event, our repurchase rights with respect to restricted stock will inure to the benefit of the successor and shall, unless the administrator determines otherwise, apply to the property into which the shares are converted. In the event of our proposed liquidation or dissolution, restrictions on restricted stock then outstanding will be automatically deemed satisfied.
401(k) Plan
We maintain a 401(k) retirement savings plan for the benefit of our employees, including our named executive officers, who satisfy certain eligibility requirements. Under the 401(k) plan, eligible employees may elect to defer a portion of their compensation, within the limits prescribed by the Code, on a pre-tax or after-tax (Roth) basis through contributions to the 401(k) plan. The 401(k) plan authorizes employer safe harbor contributions. The Company currently offers a safe harbor contribution in the amount of 4% of the employee's base salary, deposited each payroll. The 401(k) plan is intended to qualify under Sections 401(a) and 501(a) of the Code. As a tax-qualified retirement plan, pre-tax contributions to the 401(k) plan and earnings on those pre-tax contributions are not taxable to the employees until distributed from the 401(k) plan, and earnings on Roth contributions are not taxable when distributed from the 401(k) plan.

Equity Compensation Plan Information
The following table provides information as of December 31, 2018 with respect to shares of our common stock that may be issued under our existing equity compensation plans.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Restricted Stock Units and Rights	Weighted Average Exercise Price of Outstanding Options and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the first Column)
Equity compensation plans approved by security holders
2015 Stock Incentive Plan(1)	5,485,549	$3.34	—
2017 Equity Incentive Plan(2)	4,276,761	$16.82	2,289,196
2017 Employee Stock Purchase Plan(3)	—	—	857,532
Equity compensation plans not approved by security holders	—	—	—
TOTAL	9,762,310	$10.47	3,146,728

(1)
Our board of directors adopted, and our stockholders approved, the 2015 Plan. As a result of our initial public offering and the adoption of the 2017 Plan, we no longer grant awards under the 2015 Plan; however, all outstanding options issued pursuant to the 2015 Plan continue to be governed by their existing terms. To the extent that any such awards are forfeited or lapse unexercised or are repurchased, the shares of common stock subject to such awards will become available for issuance under the 2017 Plan.

(2)
Our 2017 Plan provides that the number of shares available for issuance under the 2017 Plan will be increased on the first day of each fiscal year beginning with the 2019 fiscal year, in an amount equal to the least of (i) 10,000,000 shares, (ii) five percent (5%) of the outstanding shares of common stock on the last day of the immediately preceding fiscal year or (iii) such other amount as our board of directors or any of its committees as will be administering the 2017 Plan may determine.

(3)
Our ESPP provides that the number of shares available for issuance under the ESPP will be increased on the first day of each fiscal year beginning with the 2019 fiscal year, in an amount equal to the least of (i) 2,000,000 shares, (ii) one percent (1%) of the outstanding shares of common stock on the last day of the immediately preceding fiscal year or (iii) such other amount as may be determined by our board of directors or any of its committees as will be administering the ESPP may determine.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to the beneficial ownership of our common stock as of March 31, 2019 for:

•	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our common stock;

•	each of our named executive officers;

•	each of our directors and nominees for director; and

•	all of our current executive officers and directors as a group.
We have determined beneficial ownership in accordance with the rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable.
We have based our calculation of the percentage of beneficial ownership on 95,350,973 shares of our common stock outstanding as of March 31, 2019. We have deemed shares of our common stock subject to stock options that are currently exercisable or exercisable within 60 days of March 31, 2019, to be outstanding and to be beneficially owned by the person holding the stock option for the purpose of computing the percentage ownership of that person. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Denali Therapeutics Inc., 161 Oyster Point Blvd., South San Francisco, California 94080.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% Stockholders:
Entities associated with AKDL, L.P.(1)	20,415,534	21.4%
ARCH Venture Fund VIII, L.P.(2)	11,068,749	11.6%
Flagship Ventures Fund V, L.P.(3)	8,005,747	8.4%
FMR LLC(4)	7,240,508	7.6%
Vanguard Group(5)	6,554,883	6.9%
Baillie Gifford & Co(6)	6,227,724	6.5%
Named Executive Officers and Directors:
Ryan J. Watts, Ph.D.(7)	2,817,276	3.0%
Alexander O. Schuth, M.D.(8)	866,458	*
Steve E. Krognes(9)	1,151,301	1.2%
Carole Ho, M.D.(10)	405,780	*
Vicki Sato, Ph.D.(11)	179,204	*
Douglas Cole, M.D.(12)	16,704	*
Jennifer Cook(13)	—	*
Jay Flatley(14)	341,704	*
Peter Klein(15)	11,069	*
Robert Nelsen(16)	11,085,453	11.6%
David Schenkein, M.D.(17)	341,702	*
Marc Tessier-Lavigne, Ph.D.(18)	3,155,747	3.3%
All current executive officers and directors as a group (12 persons)(19)	20,372,398	21.2%

*	Represents beneficial ownership of less than one percent (1%) of the outstanding shares of our common stock.

(1)
Based on information set forth in a Schedule 13G filed with the SEC by Douglas K. Bratton on February 13, 2018, that were (a) 19,462,499 shares held of record by AKDL, L.P. (“AKDL”) and (b) 1,111,799 shares held of record by Neuro Line Partners, L.P. (“Neuro Line”). On March 25, 2019, Neuro Line sold 158,764 of the 1,111,799 shares. Crestline SI (GP), L.P. (“Crestline SI”) is the general partner of AKDL and Crestline Management, L.P. (“Crestline Management”) is the investment manager of AKDL. Crestline Investors, Inc. (“Crestline”) is the general partner of Crestline SI and Crestline Management. Bratton Capital Management, L.P. (“Bratton Capital Management”) is the general partner of Neuro Line, and Bratton Capital, Inc. (“Bratton Capital”) is the general partner of Bratton Capital Management. Mr. Bratton, as the sole director of Crestline and Bratton Capital, has shared voting and investment control with respect to the shares held by AKDL and Neuro Line. The address of these entities is 201 Main Street, Suite 1900, Fort Worth, TX 76102.

(2)
Based on information set forth in a Schedule 13G filed with the SEC by ARCH Venture Fund VIII, L.P. (“ARCH Venture Fund VIII”) on February 2, 2018, these shares consist of 11,068,749 shares held of record by ARCH Venture Fund VIII. ARCH Venture Partners VIII, L.P. (“AVP VIII LP”), as the sole general partner of ARCH Venture Fund VIII, may be deemed to beneficially own certain of the shares held by ARCH Venture Fund VIII. AVP VIII LP disclaims beneficial ownership of all shares held by ARCH Venture Fund VIII in which AVP VIII LP does not have an actual pecuniary interest. ARCH Venture Partners VIII, LLC (“AVP VIII LLC”), as the sole general partner of AVP VIII LP, may be deemed to beneficially own certain of the shares held by ARCH Venture Fund VIII. AVP VIII LLC disclaims beneficial ownership of all shares held by ARCH Venture Fund VIII in which AVP VIII LLC does not have an actual pecuniary interest. As the managing directors of AVP VIII LLC, Keith Crandell, Robert Nelsen, one of our directors, and Clinton Bybee (collectively, the “Managing Directors”), share voting and investment control with respect to the shares held by ARCH Venture Fund VIII. The Managing Directors disclaim beneficial ownership of all shares held by ARCH Venture Fund VIII except to the extent of any pecuniary interest therein. The address of these entities is 8755 West Higgins Road, Suite 1025, Chicago, IL 60631.

(3)
Based on information set forth in a Schedule 13G filed with the SEC by Flagship Ventures Fund V, L.P. (“Flagship V”) on February 14, 2018, there were 8,918,749 shares held of record by Flagship V. According to a broker’s representation letter dated March 22, 2019, 913,002 of these shares were sold after February 14, 2018. Flagship Ventures Fund V General Partner LLC ("Flagship V GP") is the general partner of Flagship V. As the manager of Flagship V GP, Noubar B. Afeyan, Ph.D. has shared voting and investment control with respect to the shares held by Flagship V. The address of these entities is c/o Flagship Pioneering Inc., 55 Cambridge Parkway, Suite 800E, Cambridge, MA 02142.

(4)
Based on information set forth in a Schedule 13G/A filed with the SEC by FMR LLC (“FMR”) on February 13, 2019, these shares consist of 7,240,508 shares held of record by FMR. FMR has sole voting power with respect to 4,713,188 of the shares and sole dispositive power with respect to all the shares. The address of FMR LLC is 245 Summer Street, Boston, MA 02210.

(5)
Based on information set forth in a Schedule 13G filed with the SEC by Vanguard Group (“Vanguard”) on February 11, 2019, these shares consist of 6,554,883 shares held of record by Vanguard. Vanguard Fiduciary Trust Company ("VFTC"), a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 94,068 shares the Common Stock outstanding of the Company as a result of its serving as investment manager of collective trust accounts. Vanguard Investments Australia, Ltd. ("VIA"), a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 9,000 shares of the Common Stock outstanding of the Company as a result of its serving as investment manager of Australian investment offerings. The address of these entities is 100 Vanguard Blvd. Malvern, PA 19355.

(6)
Based on information set forth in a Schedule 13G/A filed with the SEC by Baillie Gifford & Co (“Baillie Gifford”) on February 11, 2019, these shares consist of 6,227,724 shares held of record by Baillie Gifford. Baillie Gifford has sole voting power with respect to 5,305,227 of the shares and sole dispositive power with respect to all the shares. The address of Baillie Gifford is Calton Square, 1 Greenside Row, Edinburgh EH1 3AN, Scotland, United Kingdom.

(7)
Consists of (a) 12,505 shares held of record by Dr. Watts, (b) 2,615,971 shares held of record by the Watts Family 2015 Trust dated July 7, 2015, for which Dr. Watts serves as trustee and (c) 188,800 shares subject to options exercisable within 60 days of March 31, 2019, all of which have vested as of such date.

(8)
Consists of (a) 655,089 shares held of record by the Schuth Family Trust, for which Dr. Schuth serves as trustee, (b) 15,738 shares held of record by Dr. Schuth and (c) 195,631 shares subject to options exercisable within 60 days of March 31, 2019, 138,339 of which have vested as of such date.

(9)
Consists of 1,000,000 shares held of record by The Steve Edward Krognes Revocable Trust, for which Mr. Krognes serves as a trustee, of which 72,922 shares are subject to repurchase by us at the original purchase price as of March 31, 2019 and (b) 151,301 shares subject to options exercisable within 60 days of March 31, 2019, all of which have vested as of such date.

(10)
Consists of (a) 46,875 shares held of record by Dr. Ho, (b) 142,115 shares held of record by the Rohatgi-Ho Family 2009 Revocable Trust, for which Dr. Ho serves as trustee, of which 15,628 shares are subject to repurchase by us at the original purchase price as of March 31, 2019, (c) 25,000 shares held of record by The Rohatgi-Ho Irrevocable GST Trust, for which Dr. Ho serves as trustee and (d) 191,790 shares subject to options exercisable within 60 days of March 31, 2019, 105,851 of which have vested as of such date.

(11)
Consists of (a) 137,500 shares held of record by Dr. Sato, of which 1,564 shares are subject to repurchase by us at the original purchase price as of March 31, 2019 and (c) 41,704 shares subject to options exercisable within 60 days of March 31, 2019, all of which have vested as of such date.

(12)
Dr. Cole is a member of Flagship V GP but does not have voting or investment control with respect to the shares held by Flagship V. Dr. Cole disclaims beneficial ownership of all shares held by Flagship V except to the extent of his pecuniary interest therein. It consists of 16,704 shares subject to options exercisable within 60 days of March 31, 2019, all of which have vested as of such date.

(13)	Ms. Cook joined the board of directors on November 6, 2018.

(14)
Consists of (a) 250,000 shares of unrestricted common stock and 75,000 shares of restricted stock held by the Flatley Family Trust, for which Mr. Flatley serves as trustee, which vest on April 17, 2019 and (b) 16,704 shares subject to options exercisable within 60 days of March 31, 2019, all of which have vested as of such date.

(15)	Consists of 11,069 shares subject to options exercisable within 60 days of March 31, 2019, all of which have vested as of such date.

(16)
Mr. Nelsen is a managing director of AVP VIII LLC and shares voting and investment control with respect to these shares. Mr. Nelsen did not disclaim beneficial ownership of any shares held by ARCH Venture Fund VIII. It also consists of 16,704 shares subject to options exercisable within 60 days of March 31, 2019, all of which have vested as of such date.

(17)
Consists of (a) 75,000 shares of restricted stock held of record by Dr. Schenkein, which vest on April 17, 2019, (b) 105,225 shares held of record by the David P. Schenkein 2015 Denali Qualified Annuity Trust, for which Dr. Schenkein serves as a trustee, (c) 19,774 shares held of record by the David P. Schenkein 2004 Revocable Trust, for which Dr. Schenkein serves as a trustee, (d) 105,225 shares held of record by the Amy P. Schenkein 2015 Denali Qualified Annuity Trust, for which Dr. Schenkein serves as a trustee, (e) 19,774 shares held of record by the Amy P. Schenkein 2004 Revocable Trust, for which Dr. Schenkein serves as a trustee and (f) 16,704 shares subject to options exercisable within 60 days of March 31, 2019, all of which have vested as of such date.

(18)	Consists of (a) 3,139,043 shares held of record by Dr. Tessier-Lavigne and (b) 16,704 shares subject to options exercisable within 60 days of March 31, 2019, all of which have vested as of such date.

(19)
Consists of (i) 19,508,583 shares beneficially owned by our current executive officers and directors, of which 90,114 shares may be repurchased by us at the original purchase price as of such date, and (ii) 863,815 shares issuable upon the exercise of options exercisable within 60 days of March 31, 2019, of which 720,584 have vested as of such date.

RELATED PERSON TRANSACTIONS
We describe below transactions and series of similar transactions, since the beginning of our last fiscal year, to which we were a party or will be a party, in which:

•	the amounts involved exceeded or will exceed $120,000; and

•
any of our directors, nominees for director, executive officers or beneficial holders of more than 5% of our outstanding capital stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities (each, a related person), had or will have a direct or indirect material interest.

Investors’ Rights Agreement
We are party to an investors’ rights agreement, as amended, with certain holders of our capital stock, including Ryan J. Watts, Ph.D., Alexander O. Schuth, M.D., Marc Tessier-Lavigne, Ph.D., Jay Flatley, Vicki Sato, Ph.D., David Schenkein, M.D., entities associated with AKDL, L.P., ARCH Venture Fund VIII, L.P., an entity affiliated with Robert Nelsen, entities associated with F-Prime Capital Partners Healthcare Fund IV L.P., entities associated with FIL Limited, Baillie Gifford & Co and Flagship Ventures Fund V, L.P., an entity affiliated with Douglas Cole, M.D. Under our investors’ rights agreement, certain holders of our capital stock have the right to demand that we file a registration statement or request that their shares of our capital stock be covered by a registration statement that we are otherwise filing.
Other Agreements
In addition to the indemnification required in our amended and restated certificate of incorporation and amended and restated bylaws, we have entered into an indemnification agreement with each member of our board of directors and each of our officers. These agreements provide for the indemnification of our directors and officers for certain expenses and liabilities incurred in connection with any action, suit, proceeding or alternative dispute resolution mechanism, or hearing, inquiry or investigation that may lead to the foregoing, to which they are a party, or are threatened to be made a party, by reason of the fact that they are or were a director, officer, employee, agent or fiduciary of our company, or any of our subsidiaries, by reason of any action or inaction by them while serving as an officer, director, agent or fiduciary, or by reason of the fact that they were serving at our request as a director, officer, employee, agent or fiduciary of another entity. In the case of an action or proceeding by or in the right of our company or any of our subsidiaries, no indemnification will be provided for any claim where a court determines that the indemnified party is prohibited from receiving indemnification. We believe that these charter and bylaw provisions and indemnification agreements are necessary to attract and retain qualified persons as directors and officers.
We have entered into employment agreements with certain of our executive officers that, among other things, provide for certain severance and change of control benefits. For a description of employment agreements with our named executive officers, see “Executive Compensation—Executive Employment Agreements.”
We have granted stock options to our named executive officers, other executive officers and certain of our directors. See “Executive Compensation—Executive Employment Agreements.”
Other than as described above, since January 1, 2018, we have not entered into any transactions, nor are there any currently proposed transactions, between us and a related party where the amount involved exceeds, or would exceed, $120,000, and in which any related person had or will have a direct or indirect material interest. We believe the terms of the transactions described above were comparable to terms we could have obtained in arm’s-length dealings with unrelated third parties.

Policies and Procedures for Related Party Transactions
We have adopted a formal written policy providing that our audit committee will be responsible for reviewing “related party transactions,” which are transactions (i) in which we are or will be a participant, (ii) in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and (iii) in which a related person has or will have a direct or indirect interest. For purposes of this policy, a related person will be defined as a director, nominee for director, executive officer, or greater than 5% beneficial owner of our common stock and their immediate family members. In reviewing any related party transaction, our audit committee is to consider the relevant facts and circumstances available to our audit committee, including, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances, and the extent of the related party’s interest in the transaction. Under this policy, all related party transactions may be consummated or continued only if approved or ratified by our audit committee.

OTHER MATTERS
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires that our executive officers and directors, and persons who own more than 10% of our common stock, file reports of ownership and changes of ownership with the SEC. Such directors, executive officers and 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.
SEC regulations require us to identify in this proxy statement anyone who filed a required report late during the most recent fiscal year. Based on our review of forms we received, or written representations from reporting persons stating that they were not required to file these forms, we believe that during our fiscal year ended December 31, 2018, all Section 16(a) filing requirements were satisfied on a timely basis.
Fiscal Year 2018 Annual Report and SEC Filings
Our financial statements for our fiscal year ended December 31, 2018 are included in our Annual Report on Form 10-K filed with the SEC on March 12, 2019 (File No. 001-38311). This proxy statement and our Annual Report are posted in the SEC filings section of the Investors & Media Relations web page at https://denalitherapeutics.com/investors and are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our Annual Report without charge by sending a written request to Denali Therapeutics Inc., Attention: Investor Relations, 161 Oyster Point Blvd., South San Francisco, California 94080.
Company Website
We maintain a website at www.denalitherapeutics.com. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement, and references to our website address in this proxy statement are inactive textual references only.

PROPOSALS OF STOCKHOLDERS FOR 2020 ANNUAL MEETING
Stockholders who wish to present proposals for inclusion in the proxy materials to be distributed in connection with next year’s annual meeting must submit their proposals so that they are received at Denali’s principal executive offices no later than December 20, 2019. Pursuant to the rules promulgated by the SEC, simply submitting a proposal does not guarantee that it will be included.
In order to be properly brought before the 2020 annual meeting of stockholders, a stockholder’s notice of a matter the stockholder wishes to present, or the person or persons the stockholder wishes to nominate as a director, must be delivered to the Secretary of Denali at its principal executive offices not less than 45 nor more than 75 days before the first anniversary of the date on which Denali first mailed its proxy materials or a notice of availability of proxy materials (whichever is earlier) for the preceding year’s annual meeting. As a result, any notice given by a stockholder pursuant to these provisions of our bylaws must be received no earlier than February 3, 2020, and no later than March 4, 2020, unless our annual meeting date occurs more than 30 days before or 60 days after May 30, 2020. In that case, we must receive proposals not earlier than the close of business on the 120th day prior to the date of the 2020 annual meeting and not later than the close of business on the later of the 90th day prior to the date of the annual meeting or the 10th day following the day on which we first make a public announcement of the date of the meeting.
To be in proper form, a stockholder’s notice must include the specified information concerning the proposal or nominee as described in our bylaws. A stockholder who wishes to submit a proposal or nomination is encouraged to seek independent counsel about our bylaws and SEC requirements. Denali will not consider any proposal or nomination that is not timely or otherwise does not meet the bylaws and SEC requirements for submitting a proposal or nomination.
Notices of intention to present proposals at the 2020 annual meeting of stockholders must be addressed to: Secretary, Denali Therapeutics Inc., 161 Oyster Point Blvd., South San Francisco, California 94080. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.
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The board of directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named on the enclosed proxy card will have discretion to vote the shares of common stock they represent in accordance with their own judgment on such matters.
It is important that your shares of common stock be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote by telephone, by using the Internet or by mail at your earliest convenience, as instructed on the Notice of Internet Availability of Proxy Materials.

THE BOARD OF DIRECTORS

South San Francisco, California
April 18, 2019

DENALI THERAPEUTICS INC.

Proxy for Annual Meeting of Stockholders on May 30, 2019

Solicited on Behalf of the Board of Directors

The undersigned hereby appoint(s) Ryan J. Watts, Ph.D. and Steve E. Krognes or any one of them, attorneys with full power of substitution and revocation to each, for and in the name of the undersigned with all the powers the undersigned would possess if personally present, to vote the shares of the undersigned in Denali Therapeutics Inc. as indicated on the proposals referred to on the reverse side hereof at the annual meeting of its shareholders to be held on May 30, 2019, and at any adjournments thereof, and in their or his discretion upon any other matter which may properly come before said meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations FOR proposals 1 and 2.

(Continued and to be signed on the reverse side.)

1.1 14475

ANNUAL MEETING OF STOCKHOLDERS OF

DENALI THERAPEUTICS INC.

May 30, 2019

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The notice of meeting, proxy statement, proxy card and annual report to shareholders are available at http://www.astproxyportal.com/ast/21888/

Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet or telephone.

20330000000000001000 8 053019

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

☐ **FOR ALL NOMINEES**

☐ **WITHHOLD AUTHORITY FOR ALL NOMINEES**

☐ **FOR ALL EXCEPT** (See instructions below)

NOMINEES:
- ○ Peter Klein
- ○ Robert Nelsen
- ○ Vicki Sato, Ph.D.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ITEMS 1 AND 2.

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Stockholder ________ Date: ________ Signature of Stockholder ________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.